                                                                    Exhibit 99.1

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                 CMBS NEW ISSUE

                                  CSFB 2004-C2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $655,443,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-C2

                           [COLUMN FINANCIAL(TM) LOGO]

                      a CREDIT SUISSE FIRST BOSTON company

                                 [KEYBANK LOGO]

CREDIT SUISSE FIRST BOSTON                               KEYBANC CAPITAL MARKETS

JPMORGAN                                                      WaMu CAPITAL CORP.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

I.      TRANSACTION OFFERING

                                                   INITIAL       APPROXIMATE
                                                  PRINCIPAL       % OF TOTAL                       INITIAL
                                                   BALANCE         INITIAL       APPROXIMATE        PASS-
                                  EXPECTED       OR NOTIONAL      PRINCIPAL        CREDIT          THROUGH
            CLASS                RATINGS (1)       AMOUNT          BALANCE         SUPPORT        RATE (2)
-----------------------------   -------------   -------------   -------------   -------------   -------------
OFFERED CERTIFICATES:
    A-1                            AAA/AAA      $ 195,525,000      20.05%           13.75%            %
    A-2                            AAA/AAA      $ 391,665,000      40.17%           13.75%            %
     B                              AA/AA       $  26,813,000       2.75%           11.00%            %
     C                             AA-/AA-      $  10,969,000       1.12%            9.88%            %
     D                               A/A        $  20,720,000       2.13%            7.75%            %
     E                              A-/A-       $   9,751,000       1.00%            6.75%            %
NON-OFFERED CERTIFICATES (5):
   A-1-A                           AAA/AAA      $ 253,784,000      26.03%           13.75%            %
     F                            BBB+/BBB+     $   9,750,000       1.00%            5.75%            %
     G                             BBB/BBB      $   9,750,000       1.00%            4.75%            %
     H                            BBB-/BBB-     $  10,970,000       1.13%            3.63%            %
     J                             BB+/BB+      $   6,094,000       0.62%            3.00%            %
     K                              BB/BB       $   3,656,000       0.37%            2.63%            %
     L                             BB-/BB-      $   3,656,000       0.37%            2.25%            %
     M                              B+/NR       $   6,094,000       0.62%            1.63%            %
     N                               B/B        $   2,438,000       0.25%            1.38%            %
     O                              B-/B-       $   1,219,000       0.13%            1.25%            %
     P                              NR/NR       $  12,188,374       1.25%            0.00%            %
    A-X                            AAA/AAA           N/A             N/A              N/A            N/A
   A-SP                            AAA/AAA           N/A             N/A              N/A            N/A

                                   ASSUMED
                                  WEIGHTED
                                   AVERAGE                        EXPECTED
                                    LIFE          EXPECTED        PRINCIPAL         LEGAL
            CLASS                (YEARS) (3)    MATURITY (3)     WINDOW (3)        STATUS         ERISA (4)
-----------------------------   -------------   -------------   -------------   -------------   -------------
OFFERED
 CERTIFICATES:
    A-1                              5.7            12/13       07/04 - 12/13      Public            Yes
    A-2                              9.6            05/14       12/13 - 05/14      Public            Yes
     B                               9.9            05/14       05/14 - 05/14      Public            Yes
     C                               9.9            05/14       05/14 - 05/14      Public            Yes
     D                               9.9            05/14       05/14 - 05/14      Public            Yes
     E                              10.0            04/15       05/14 - 04/15      Public            Yes
NON-OFFERED
 CERTIFICATES (5):
   A-1-A                             8.1            05/14       07/04 - 05/14   Private-144A         Yes
     F                              12.3            03/18       04/15 - 03/18   Private-144A         Yes
     G                              14.5            01/19       03/18 - 01/19   Private-144A         Yes
     H                              14.6            01/19       01/19 - 01/19   Private-144A         Yes
     J                              14.6            01/19       01/19 - 01/19   Private-144A         No
     K                              14.6            01/19       01/19 - 01/19   Private-144A         No
     L                              14.6            01/19       01/19 - 01/19   Private-144A         No
     M                              14.6            01/19       01/19 - 01/19   Private-144A         No
     N                              14.6            01/19       01/19 - 01/19   Private-144A         No
     O                              14.6            01/19       01/19 - 01/19   Private-144A         No
     P                              14.7            01/24       01/19 - 01/24   Private-144A         No
    A-X                              N/A             N/A             N/A        Private-144A         Yes
   A-SP                              N/A             N/A             N/A        Private-144A         Yes

(1) These classes are expected to be rated by Standard & Poor's Rating Service and Fitch, Inc. "NR" means not rated.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

     MORTGAGE LOAN SELLER PROFILE:

     Column Financial, Inc., "Column", will be selling 86 mortgage loans, representing 81.3% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 5,800 commercial and multifamily mortgage loans, totaling approximately $49 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     KeyBank National Association, "KeyBank", will be selling 24 mortgage loans, representing 18.7% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of March 31, 2004, KeyBank had total assets of approximately $73.93 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $68.78 billion and approximately $5.15 billion in stockholders' equity. As of March 31, 2004, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $8.2 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.2 billion in commercial mortgage loans in 2003 and has a current servicing portfolio of $26.1 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

II.     COLLATERAL OVERVIEW (1)

        -   MORTGAGE LOAN POOL
            Initial Mortgage Pool Balance:                    $975,042,374
            Average Cut-off Date Principal Balance:           $8,864,022
            Loans / Properties:                               110 / 115
            Largest Loan:                                     8.7%
            Five Largest Loans / Group of Loans:              35.5%
            Ten Largest Loans / Group of Loans:               50.6%

        -   PROPERTY TYPE CONCENTRATIONS
            Retail:                                           43.9% (Anchored 39.7%; Unanchored 4.1%)
            Multifamily (2):                                  26.8%
            Office:                                           22.3%
            Hotel:                                            3.7%
            Self Storage:                                     1.9%
            Mixed Use:                                        1.2%
            Industrial:                                       0.3%

        -   GEOGRAPHIC DISTRIBUTION
            California (3):                                   22.3% (Southern 20.7% / Northern 1.5%)
            New York:                                         14.7%
            Florida:                                          9.0%
            North Carolina:                                   8.0%
            Other:                                            25 other states which comprise 7.7% or less individually

        -   CREDIT STATISTICS
            Wtd. Avg. Underwritten DSCR:                      1.55x
            Wtd. Avg. Cut-off Date LTV Ratio:                 69.7%
            Wtd. Avg. Balloon/ARD LTV Ratio:                  57.6%

(1) All information provided based on a Cut-off Date in June 2004 unless otherwise noted.
(2) Includes Manufactured Housing properties, which comprise 3.1% of the initial mortgage pool balance.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

        -   LOANS WITH RESERVE REQUIREMENTS (1) (2)
            Tax escrows:                                      99.4%
            Insurance escrows:                                96.9%
            Cap. Ex escrows:                                  81.0%
            TI/LC escrows (3):                                91.9%

        -   MORTGAGE LOAN POOL CHARACTERISTICS
            Gross WAC:                                        5.638%
            Wtd. Avg. Remaining Term (4):                     115 Months
            Wtd. Avg. Seasoning:                              4 Months
            Call Protection:                                  All of the mortgage loans provide for either a prepayment
                                                              lockout period ("Lockout"), a defeasance period
                                                              ("Defeasance"), a yield maintenance premium period
                                                              ("YMP"), or a combination thereof.
            Lockout/Defeasance:                               94.2%
            Ownership Interest:                               90.3% (Fee); 9.5% (Leasehold); and 0.2% (Fee/Leasehold (5))
            Delinquency:                                      None of the mortgage loans will be delinquent with respect to any monthly debt service payment for 30 days or more as of the June 2004 due date or at any time during the
                                                              12-month period preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans providing for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.
(5) Fee/Leasehold refers to loans that are secured by collateral in which the related borrower owns a fee interest and separate collateral in which the related borrower owns a leasehold interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

III.    TRANSACTION OVERVIEW

OFFERED CERTIFICATES:                     Classes A-1, A-2, B, C, D and E

PASS-THROUGH STRUCTURE:                   Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:                    Column Financial, Inc. and KeyBank National Association

LEAD MANAGER:                             Credit Suisse First Boston LLC

BOOKRUNNER:                               Credit Suisse First Boston LLC

CO-MANAGERS:                              KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
                                          Securities Inc. and WaMu Capital Corp.

RATING AGENCIES:                          Standard & Poor's Rating Service and Fitch, Inc.

MASTER SERVICER:                          KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER:                         Lennar Partners, Inc.

TRUSTEE:                                  Wells Fargo Bank, N.A.

CUT-OFF DATE:                             June 2004

SETTLEMENT DATE:                          On or about June 14, 2004

DISTRIBUTION DATE:                        The fourth business day following the Determination Date in that month, beginning July 2004

DETERMINATION DATE:                       The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in July 2004

MINIMUM DENOMINATIONS:                    $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:                         DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                    It is expected that upon initial issuance, Classes A-1, A-2, B and C of the certificates will be "mortgage related securities" for purposes of SMMEA

ERISA:                                    Classes A-1, A-2, B, C, D and E are expected to be eligible for the Lead
                                          Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                            REMIC

ANALYTICS:                                Cashflows are expected to be available through Bloomberg, the Trepp Group,
                                          Intex Solutions and Standard & Poor's Conquest

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

IV.     STRUCTURE DESCRIPTION

                                    [GRAPHIC]

- For purposes of distributions to the Class A-1, A-2 and A-1-A Certificates, the mortgage loans will consist of two loan groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-1 and A-2 Certificates. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All Principal remaining after the Class A-1, A-2 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class B Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-1-A, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X and Class A-SP Certificates individually accrue interest.

- The Class A-X, and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-1-A, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X and Class A-SP Certificates individually accrue interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

V.      YIELD MAINTENANCE PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT PREMIUMS:         Yield Maintenance Charges will generally be distributed on each
                                               Distribution Date as follows: A portion (based on the product of the Base
                                               Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1,
                                               A-2, A-1-A, B, C, D, E, F, G and H (the "Yield Maintenance Classes"). The
                                               entire amount remaining will be distributed to Class A-X and in some cases the Class A-SP.

                                               With respect to each Yield Maintenance Class, the "Base Interest
                                               Fraction" is a fraction, not greater than one or less than zero, having:

                                               -  a numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the relevant discount rate, and

                                               -  a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                               With respect to each Yield Maintenance Class, the "Principal Entitlement
                                               Fraction" is a fraction having:

                                               -  a numerator equal to the total principal distributable on such class of certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                               -  a denominator equal to the total principal, distributable on all the certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

YIELD MAINTENANCE CHARGE EXAMPLE:              The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                               -  Class receiving 100% of the principal is A-1

                                               -  Mortgage rate: 8.00%

                                               -  The Discount Rate at time of prepayment: 5.75%

                                               -  The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                            CLASS A-1 CERTIFICATES          CLASS A-X / CLASS A-SP CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)         (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
                                                  -------------
(Mortgage Rate-Discount Rate)                     (8.00%-5.75%)

Yield Maintenance Charge Allocation               55.56%                          44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

VI.   ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:                Any Prepayment Interest Shortfalls that are not offset by the compensating payments by the Master Servicer to be made in limited circumstances will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                                      The Master Servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans
                                               (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:                          On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                               Mortgage Pool Balance, the trust fund may be terminated and the
                                               Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Prospectus Supplement); the Master Servicer; or the
                                               Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Prospectus Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                       MORTGAGED REAL PROPERTIES BY STATE

[GRAPHIC]

                                                                                                          WEIGHTED
                                                   NUMBER OF                         PERCENTAGE OF         AVERAGE
                                                   MORTGAGED       CUT-OFF DATE         INITIAL           MORTGAGE
                                                     REAL            PRINCIPAL       MORTGAGE POOL        INTEREST
     STATE                                        PROPERTIES        BALANCE (1)         BALANCE             RATE
     -----------------------------------------------------------------------------------------------------------------
     California                                        18         $   217,019,965        22.26%             5.243%
          Southern California (2)                      14             202,255,190        20.74%             5.210%
          Northern California (2)                       4              14,764,774         1.51%             5.691%
     New York                                           5             143,547,281        14.72%             6.273%
     Florida                                            9              87,272,957         8.95%             5.621%
     North Carolina                                     7              78,383,997         8.04%             5.018%
     Texas                                             13              75,536,950         7.75%             5.928%
     Louisiana                                          4              66,141,477         6.78%             5.803%
     Indiana                                            5              51,204,844         5.25%             5.620%
     Virginia                                           5              37,261,697         3.82%             6.048%
     Ohio                                               7              32,586,220         3.34%             5.578%
     Arizona                                            4              31,893,705         3.27%             4.521%
     Maryland                                           3              24,098,320         2.47%             5.861%
     Hawaii                                             1              21,838,326         2.24%             6.670%
     South Carolina                                     2              17,089,426         1.75%             5.624%
     New Mexico                                         5              16,661,527         1.71%             5.562%
     Michigan                                           4              13,352,756         1.37%             5.912%
     Missouri                                           1              13,000,000         1.33%             5.170%
     Illinois                                           3              12,448,700         1.28%             5.675%
     Washington                                         2               9,427,522         0.97%             5.871%
     Utah                                               1               3,649,639         0.37%             6.070%
     District of Columbia                               3               3,213,963         0.33%             5.966%
     Tennessee                                          2               3,007,789         0.31%             5.992%
     Massachusetts                                      1               2,986,103         0.31%             5.180%
     Georgia                                            1               2,774,754         0.28%             6.120%
     Pennsylvania                                       2               2,466,608         0.25%             6.042%
     Alabama                                            1               2,298,163         0.24%             6.140%
     New Jersey                                         2               1,683,066         0.17%             6.488%
     Minnesota                                          1               1,591,092         0.16%             5.980%
     Oregon                                             1               1,341,310         0.14%             6.040%
     New Hampshire                                      2               1,264,215         0.13%             6.129%

                                                ----------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                          115         $   975,042,374       100.00%             5.638%
                                                ======================================================================

                                                                     WEIGHTED
                                                   WEIGHTED           AVERAGE
                                                    AVERAGE        CUT-OFF DATE
     STATE                                         U/W DSCR        LTV RATIO (1)
     ----------------------------------------------------------------------------
     California                                      1.59x             65.0%
          Southern California (2)                    1.58              65.2%
          Northern California (2)                    1.63              62.8%
     New York                                        1.48              66.0%
     Florida                                         1.38              76.3%
     North Carolina                                  1.89              66.6%
     Texas                                           1.36              74.9%
     Louisiana                                       1.76              67.9%
     Indiana                                         1.42              77.6%
     Virginia                                        1.46              75.3%
     Ohio                                            1.39              76.6%
     Arizona                                         2.18              63.7%
     Maryland                                        1.43              73.9%
     Hawaii                                          1.78              58.1%
     South Carolina                                  1.48              77.6%
     New Mexico                                      1.36              77.8%
     Michigan                                        1.37              73.9%
     Missouri                                        1.57              75.1%
     Illinois                                        1.43              74.8%
     Washington                                      1.31              73.7%
     Utah                                            1.28              60.8%
     District of Columbia                            1.52              60.8%
     Tennessee                                       1.59              67.3%
     Massachusetts                                   1.44              45.2%
     Georgia                                         1.65              72.1%
     Pennsylvania                                    1.38              76.9%
     Alabama                                         1.33              74.1%
     New Jersey                                      1.52              60.2%
     Minnesota                                       1.56              79.6%
     Oregon                                          1.36              74.5%
     New Hampshire                                   1.42              77.6%
                                                ---------------------------------

     TOTAL/WEIGHTED AVERAGE:                         1.55x             69.7%
                                                =================================

     (1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

     (2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600.
          NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

[GRAPHIC]


                                                                                                     WEIGHTED
                                              NUMBER OF                         PERCENTAGE OF         AVERAGE
                                              MORTGAGED       CUT-OFF DATE         INITIAL           MORTGAGE
                                                REAL            PRINCIPAL        MORTGAGE POOL       INTEREST
PROPERTY TYPE                                PROPERTIES        BALANCE (1)         BALANCE             RATE
-----------------------------------------------------------------------------------------------------------------
Retail                                            34         $   427,640,184        43.86%            5.387%
Multifamily                                       56             260,792,633        26.75%            5.579%
Office                                            11             217,591,564        22.32%            5.994%
Hotel                                              3              36,232,366         3.72%            6.610%
Self Storage                                       5              18,019,653         1.85%            5.753%
Mixed Use                                          4              11,705,523         1.20%            6.181%
Industrial                                         2               3,060,450         0.31%            6.306%

                                           ----------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          115         $   975,042,374       100.00%            5.638%
                                           ======================================================================

                                                                WEIGHTED
                                              WEIGHTED           AVERAGE
                                               AVERAGE        CUT-OFF DATE
PROPERTY TYPE                                 U/W DSCR        LTV RATIO (1)
----------------------------------------------------------------------------
Retail                                          1.65x             66.7%
Multifamily                                     1.38              75.9%
Office                                          1.54              69.7%
Hotel                                           1.81              58.8%
Self Storage                                    1.44              72.1%
Mixed Use                                       1.44              70.2%
Industrial                                      1.52              59.5%

                                           ---------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.55x             69.7%
                                           =================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                               WEIGHTED
                                                          NUMBER OF                        PERCENTAGE OF        AVERAGE
                                                          MORTGAGED      CUT-OFF DATE         INITIAL          MORTGAGE
                                 PROPERTY                   REAL           PRINCIPAL       MORTGAGE POOL       INTEREST
     PROPERTY TYPE               SUB-TYPE                PROPERTIES       BALANCE (1)         BALANCE            RATE
     ----------------------------------------------------------------------------------------------------------------------
     RETAIL
                                 Anchored                   18          $   387,355,629        39.73%            5.321%
                                 Unanchored                 16               40,284,555         4.13%            6.020%

                                                      ---------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                                34          $   427,640,184        43.86%            5.387%
                                                      =====================================================================

                                                         WEIGHTED
                                    WEIGHTED              AVERAGE
                                     AVERAGE           CUT-OFF DATE
     PROPERTY TYPE                  U/W DSCR           LTV RATIO (1)
     ----------------------------------------------------------------
     RETAIL
                                      1.66x                66.4%
                                      1.61                 69.0%

                                 ------------------------------------
     TOTAL/WEIGHTED AVERAGE:          1.65x                66.7%
                                 ====================================

     (1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                                                                                                               WEIGHTED
                                                          NUMBER OF                        PERCENTAGE OF        AVERAGE
                                                          MORTGAGED      CUT-OFF DATE         INITIAL          MORTGAGE
                                       PROPERTY             REAL           PRINCIPAL       MORTGAGE POOL       INTEREST
     PROPERTY TYPE                     SUB-TYPE          PROPERTIES       BALANCE (1)         BALANCE            RATE
     ----------------------------------------------------------------------------------------------------------------------
     MULTIFAMILY
                                 Conventional               45          $    231,046,510       23.70%            5.572%
                                 Manufactured Housing       11                29,746,123        3.05%            5.632%

                                                        -------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                                56          $    260,792,633       26.75%            5.579%
                                                        ===================================================================

                                                         WEIGHTED
                                    WEIGHTED              AVERAGE
                                     AVERAGE           CUT-OFF DATE
     PROPERTY TYPE                  U/W DSCR           LTV RATIO (1)
     ----------------------------------------------------------------
     MULTIFAMILY
                                      1.38x                75.8%
                                      1.40                 77.0%

                                 ------------------------------------
     TOTAL/WEIGHTED AVERAGE:          1.38x                75.9%
                                 ====================================

     (1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                                        WEIGHTED
                                         NUMBER OF                                 PERCENTAGE OF        AVERAGE
                                         MORTGAGED          CUT-OFF DATE              INITIAL           MORTGAGE         WEIGHTED
                                           REAL               PRINCIPAL            MORTGAGE POOL        INTEREST          AVERAGE
FEE/LEASEHOLD                           PROPERTIES           BALANCE (1)              BALANCE            RATES           U/W DSCR
-----------------------------------------------------------------------------------------------------------------------------------
Fee                                         112          $      880,372,607           90.29%             5.686%            1.53x
Leasehold                                     2                  92,287,944            9.47%             5.159%            1.76
Fee/Leasehold                                 1                   2,381,823            0.24%             6.500%            1.37

                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     115          $      975,042,374          100.00%             5.638%            1.55x
                                    ===============================================================================================

                                          WEIGHTED
                                          AVERAGE
                                        CUT-OFF DATE
FEE/LEASEHOLD                          LTV RATIO (1)
---------------------------------------------------------
Fee                                        71.0%
Leasehold                                  56.5%
Fee/Leasehold                              72.2%

                                    ---------------------
TOTAL/WEIGHTED AVERAGE:                    69.7%
                                    =====================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                   [BAR CHART]

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
        RANGE OF CUT-OFF DATE                 MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
         PRINCIPAL BALANCES                    LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
  $   496,570     -        750,000               5        $      3,093,132        0.32%         6.294%       1.41x        67.1%
      750,001     -      1,000,000               7               6,280,176        0.64%         6.198%       1.43         72.3%
    1,000,001     -      1,500,000               8               9,935,741        1.02%         6.046%       1.48         70.4%
    1,500,001     -      2,000,000               9              14,745,612        1.51%         6.084%       1.54         71.6%
    2,000,001     -      2,500,000              10              22,331,484        2.29%         6.298%       1.45         70.0%
    2,500,001     -      3,000,000               7              20,342,666        2.09%         5.675%       1.44         70.7%
    3,000,001     -      4,000,000              10              34,546,408        3.54%         5.892%       1.43         72.2%
    4,000,001     -      5,000,000               6              27,629,741        2.83%         5.588%       1.57         68.0%
    5,000,001     -      6,000,000               9              50,253,333        5.15%         5.574%       1.38         76.0%
    6,000,001     -      7,000,000               8              52,535,286        5.39%         5.554%       1.43         74.8%
    7,000,001     -      8,000,000               6              46,187,933        4.74%         5.993%       1.42         73.5%
    8,000,001     -     12,000,000               7              62,618,910        6.42%         5.467%       1.53         71.9%
   12,000,001     -     15,000,000               4              53,827,900        5.52%         5.372%       1.45         77.9%
   15,000,001     -     20,000,000               2              34,912,209        3.58%         5.901%       1.32         77.4%
   20,000,001     -     50,000,000               6             136,084,701       13.96%         5.658%       1.67         70.5%
   50,000,001     -     65,000,000               4             232,762,919       23.87%         5.444%       1.60         69.0%
   65,000,001     -   $ 84,500,000               2             166,954,224       17.12%         5.702%       1.68         59.5%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        110        $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):               $     84,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):               $        496,570
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):               $      8,864,022

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                   [BAR CHART]

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
        RANGE OF                              MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
        U/W DSCRs                              LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
    1.20   -   1.30                              18       $    179,531,395       18.41%         5.507%       1.26x        75.9%
    1.31   -   1.35                              12             72,616,123        7.45%         5.847%       1.34         75.8%
    1.36   -   1.40                              24            151,153,797       15.50%         5.779%       1.38         73.1%
    1.41   -   1.45                              13             66,534,411        6.82%         5.902%       1.43         71.8%
    1.46   -   1.50                              11             68,804,105        7.06%         5.720%       1.48         77.0%
    1.51   -   1.60                              16            146,553,188       15.03%         6.139%       1.55         68.2%
    1.61   -   1.70                               4              9,834,883        1.01%         5.765%       1.63         72.0%
    1.71   -   2.00                               8            242,651,979       24.89%         5.388%       1.84         61.2%
    2.01   -   2.67                               4             37,362,493        3.83%         4.307%       2.54         56.7%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM U/W DSCR:                              2.67x
MINIMUM U/W DSCR:                              1.20x
WTD. AVG. U/W DSCR:                            1.55x

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                   [BAR CHART]

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
        RANGE OF CUT-OFF DATE                 MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (1)                LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
          45.2%   -    60.0%                     11       $    156,508,566       16.05%         5.220%       1.97x        55.4%
          60.1%   -    70.0%                     25            312,720,412       32.07%         5.835%       1.63         66.1%
          70.1%   -    72.5%                      7             45,946,547        4.71%         5.939%       1.40         71.4%
          72.6%   -    74.5%                     17             64,283,717        6.59%         6.051%       1.41         73.4%
          74.6%   -    75.5%                      9             85,735,620        8.79%         5.617%       1.42         75.1%
          75.6%   -    77.5%                     13            135,227,905       13.87%         5.520%       1.35         76.4%
          77.6%   -    78.5%                     10             45,027,537        4.62%         5.549%       1.40         78.1%
          78.6%   -    79.9%                     18            129,592,069       13.29%         5.527%       1.35         79.4%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):            79.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):            45.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):          69.7%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                             MORTGAGE INTEREST RATES

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
           RANGE OF                           MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
    MORTGAGE INTEREST RATES                    LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
  4.090%      -       5.000%                      7       $    124,722,381       12.79%         4.625%       2.01x        65.3%
  5.001%      -       5.500%                     19            256,661,065       26.32%         5.196%       1.49         69.0%
  5.501%      -       5.750%                     10            107,977,031       11.07%         5.643%       1.58         72.7%
  5.751%      -       6.000%                     26            146,479,564       15.02%         5.870%       1.37         75.0%
  6.001%      -       6.500%                     42            303,231,589       31.10%         6.193%       1.48         69.5%
  6.501%      -       7.000%                      5             33,686,613        3.45%         6.660%       1.73         59.8%
  7.001%      -       7.020%                      1              2,284,131        0.23%         7.020%       1.41         67.2%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                     7.020%
MINIMUM MORTGAGE INTEREST RATE:                                     4.090%
WTD. AVG. MORTGAGE INTEREST RATE:                                   5.638%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
                                              MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
LOAN TYPE                                      LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                                         104       $    928,309,714       95.21%         5.687%       1.52x        70.1%
Interest Only                                     2             30,654,800        3.14%         4.100%       2.65         57.3%
ARD                                               2             11,735,005        1.20%         5.594%       1.37         73.3%
Fully Amortizing                                  2              4,342,855        0.45%         6.171%       1.31         60.3%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
              RANGE OF                       UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
           ORIGINAL TERMS                    MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
    TO STATED MATURITY (MONTHS) (1)            LOANS         BALANCE (2)        BALANCE          RATE      U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
       60        -        84                     15       $    123,351,513       12.65%         5.109%       1.73x        70.5%
       85        -        120                    91            762,454,672       78.20%         5.644%       1.53         70.2%
       121       -        240                     4             89,236,189        9.15%         6.320%       1.53         64.4%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):           240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                    REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
              RANGE OF                       UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
           REMAINING TERMS                   MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
    TO STATED MATURITY (MONTHS) (1)            LOANS         BALANCE (2)        BALANCE          RATE      U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
       53        -          84                   15       $    123,351,513       12.65%         5.109%       1.73x        70.5%
       85        -         114                   41            231,129,143       23.70%         5.961%       1.54         71.6%
       115       -         120                   50            531,325,530       54.49%         5.507%       1.52         69.5%
       121       -         235                    4             89,236,189        9.15%         6.320%       1.53         64.4%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):                           235
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):                            53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1):                         115

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
            RANGE OF                         UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
     ORIGINAL AMORTIZATION                   MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
         TERMS (MONTHS)                        LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
         Interest Only                            2       $     30,654,800        3.14%         4.100%       2.65x        57.3%
    132        -        300                      37            200,560,140       20.57%         6.235%       1.53         66.0%
    301        -        360                      71            743,827,434       76.29%         5.541%       1.51         71.2%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):                               360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):                               132
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):                             342

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) THE 2 RESEARCH PARK OFFICE BUILDING MORTGAGE LOAN PAYS PRINCIPAL AND INTEREST OF $51,751.23 PER MONTH BASED ON A 23-YEAR AMORTIZATION SCHEDULE FOR MONTHS 1-36. PRINCIPAL AND INTEREST FOR MONTHS 37-120 IS $45,121.47 BASED ON A 27-YEAR AMORTIZATION SCHEDULE.
(3)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                       REMAINING AMORTIZATION TERMS (1,2)

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
            RANGE OF                         UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
     REMAINING AMORTIZATION                  MORTGAGE        PRINCIPAL       MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
         TERMS (MONTHS)                        LOANS         BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
           Interest Only                          2       $     30,654,800        3.14%         4.100%       2.65x        57.3%
    132        -        250                       7             23,266,538        2.39%         6.023%       1.46         62.4%
    251        -        300                      30            177,293,602       18.18%         6.263%       1.54         66.5%
    301        -        355                      44            426,782,684       43.77%         5.783%       1.45         73.5%
    356        -        360                      27            317,044,750       32.52%         5.215%       1.60         68.1%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2) (3):                              360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2) (3):                              132
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2) (3):                            338

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) THE 2 RESEARCH PARK OFFICE BUILDING MORTGAGE LOAN PAYS PRINCIPAL AND INTEREST OF $51,751.23 PER MONTH BASED ON A 23-YEAR AMORTIZATION SCHEDULE FOR MONTHS 1-36. PRINCIPAL AND INTEREST FOR MONTHS 37-120 IS $45,121.47 BASED ON A 27-YEAR AMORTIZATION SCHEDULE.
(3)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                               WEIGHTED
                                             NUMBER OF                       PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
      RANGE OF YEARS                           REAL           PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
     BUILT/RENOVATED(1)                     PROPERTIES       BALANCE (2)        BALANCE          RATE      U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
    1915     -     1985                          27       $     87,766,964        9.00%         5.785%       1.41x        76.3%
    1986     -     1994                          17            168,504,218       17.28%         5.922%       1.57         67.9%
    1995     -     1998                          11             85,255,341        8.74%         5.788%       1.45         75.8%
    1999     -     2000                          14            218,531,571       22.41%         5.767%       1.40         71.5%
    2001     -     2002                          22            165,766,916       17.00%         5.526%       1.66         70.3%
    2003     -     2004                          24            249,217,365       25.56%         5.305%       1.69         64.4%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         115       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                            =======================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):           2004
OLDEST YEAR BUILT/RENOVATED (1):                1915
WTD. AVG. YEAR BUILT/RENOVATED (1):             1997

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                               WEIGHTED
                                             NUMBER OF                       PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
             RANGE OF                          REAL           PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
     OCCUPANCY RATES AT U/W (1)             PROPERTIES       BALANCE (2)        BALANCE          RATE      U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
       51%       -       85%                      9       $     36,146,732       3.71%          5.713%      1.46x         75.5%
       86%       -       90%                     16             95,567,721       9.80%          5.637%      1.43          74.6%
       91%       -       93%                     15            247,572,721      25.39%          5.337%      1.63          71.2%
       94%       -       95%                     15             58,831,910       6.03%          5.657%      1.44          75.5%
       96%       -       97%                      8             37,328,696       3.83%          6.061%      1.53          75.9%
       98%       -       100%                    49            463,362,227      47.52%          5.682%      1.54          67.0%

                                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         112       $    938,810,008      96.28%          5.601%      1.54x         70.1%
                                            =======================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):              100%
MINIMUM OCCUPANCY RATE AT U/W (1):               51%
WTD. AVG. OCCUPANCY RATE AT U/W (1):             95%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                  PREPAYMENT PROVISION AS OF CUT-OFF DATE (1,2)

                                                                                            WEIGHTED        WEIGHTED
                                                                                            AVERAGE          AVERAGE       WEIGHTED
                                          NUMBER OF                       PERCENTAGE OF    REMAINING        REMAINING      AVERAGE
              RANGE OF                    MORTGAGE       CUT-OFF DATE        INITIAL        LOCKOUT          LOCKOUT      REMAINING
          REMAINING TERMS TO             UNDERLYING        PRINCIPAL      MORTGAGE POOL     PERIOD       PLUS YM PERIOD    MATURITY
       STATED MATURITY (YEARS)              LOANS         BALANCE (1)        BALANCE        (YEARS)          (YEARS)      (YEARS)(2)
------------------------------------------------------------------------------------------------------------------------------------
    4.00          -         4.99             10        $     73,902,929        7.58%           2.5             4.3            4.7
    5.00          -         9.49             22             135,230,834       13.87%           8.1             8.1            8.4
    9.50          -         9.99             73             669,222,422       68.64%           9.0             9.3            9.7
    10.00         -         20.00             5              96,686,189        9.92%          13.7            13.7           14.3

                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     110        $    975,042,374      100.00%           8.8             9.2            9.6
                                       ============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                            WEIGHTED        WEIGHTED
                                                                                            AVERAGE          AVERAGE       WEIGHTED
                                          NUMBER OF                       PERCENTAGE OF    REMAINING        REMAINING      AVERAGE
                                          MORTGAGE       CUT-OFF DATE        INITIAL        LOCKOUT          LOCKOUT      REMAINING
                                         UNDERLYING        PRINCIPAL      MORTGAGE POOL      PERIOD      PLUS YM PERIOD    MATURITY
        PREPAYMENT OPTION                   LOANS         BALANCE (1)        BALANCE        (YEARS)          (YEARS)      (YEARS)(2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                        102        $   918,165,591        94.17%           9.4             9.4            9.7
Yield Maintenance                             8             56,876,783         5.83%           0.0             6.8            7.2

                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     110        $   975,042,374       100.00%           8.8             9.2            9.6
                                       ============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      MORTGAGE POOL PREPAYMENT PROFILE (1)

                            NUMBER OF
                           UNDERLYING
            MONTHS SINCE    MORTGAGE    OUTSTANDING   % OF POOL       YIELD       % OF POOL
    DATE    CUT-OFF DATE     LOANS      BALANCE (MM)   LOCKOUT     MAINTENANCE      OPEN       TOTAL
-----------------------------------------------------------------------------------------------------
   JUN-04         0           110       $     975.0     94.17%        5.83%         0.00%      100.0%
   JUN-05        12           110       $     964.7     94.15%        5.85%         0.00%      100.0%
   JUN-06        24           110       $     952.8     94.13%        5.87%         0.00%      100.0%
   JUN-07        36           110       $     937.8     94.09%        5.91%         0.00%      100.0%
   JUN-08        48           110       $     922.1     93.89%        5.96%         0.15%      100.0%
   JUN-09        60           100       $     834.6     97.15%        2.85%         0.00%      100.0%
   JUN-10        72           100       $     817.7     97.16%        2.84%         0.00%      100.0%
   JUN-11        84            95       $     755.2     97.00%        3.00%         0.00%      100.0%
   JUN-12        96            95       $     737.2     97.01%        2.99%         0.00%      100.0%
   JUN-13       108            95       $     718.1     91.71%        2.98%         5.31%      100.0%
   JUN-14       120             4       $      68.0    100.00%        0.00%         0.00%      100.0%
   JUN-15       132             4       $      65.1    100.00%        0.00%         0.00%      100.0%
   JUN-16       144             4       $      61.9    100.00%        0.00%         0.00%      100.0%
   JUN-17       156             4       $      58.6    100.00%        0.00%         0.00%      100.0%
   JUN-18       168             4       $      55.0    100.00%        0.00%         0.00%      100.0%
   JUN-19       180             1       $       0.3    100.00%        0.00%         0.00%      100.0%
   JUN-20       192             1       $       0.2    100.00%        0.00%         0.00%      100.0%
   JUN-21       204             1       $       0.2    100.00%        0.00%         0.00%      100.0%
   JUN-22       216             1       $       0.1    100.00%        0.00%         0.00%      100.0%
   JUN-23       228             1       $       0.1    100.00%        0.00%         0.00%      100.0%

(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                                               WEIGHTED
                                              NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                             UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE
                                              MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE    CUT-OFF DATE
   MORTGAGE LOAN SELLER                         LOANS        BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                           86       $    792,905,780       81.32%         5.744%       1.55x        69.0%
KeyBank                                          24            182,136,595       18.68%         5.179%       1.55         72.5%

                                           -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         110       $    975,042,374      100.00%         5.638%       1.55x        69.7%
                                           =========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                                                 WEIGHTED
                                                         PERCENTAGE OF            AVERAGE                                WEIGHTED
                                CUT-OFF DATE                INITIAL              MORTGAGE           WEIGHTED             AVERAGE
    LARGEST                       PRINCIPAL              MORTGAGE POOL           INTEREST           AVERAGE            CUT-OFF DATE
  LOAN COUNT                     BALANCE (1)                BALANCE                RATE             U/W DSCR           LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Top 1                        $      84,500,000                8.67%               5.090%             1.81x                 54.4%
Top 3                        $     229,504,224               23.54%               5.587%             1.57x                 63.9%
Top 5                        $     346,037,498               35.49%               5.531%             1.61x                 64.6%
Top 7                        $     424,737,142               43.56%               5.520%             1.61x                 65.9%
Top 10                       $     493,466,117               50.61%               5.593%             1.59x                 67.1%
ENTIRE POOL                  $     975,042,374              100.00%               5.638%             1.55x                 69.7%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                PARI PASSU LOANS

                         ORIGINAL           CUT-OFF DATE                                                              CUT-OFF DATE
                          A-NOTE               A-NOTE                                        SPECIAL                  SUBORDINATE
LOAN                     BALANCES            BALANCES (1)        TRANSACTION                 SERVICER                 BALANCES (1)
-----------------------------------------------------------------------------------------------------------------------------------
BEVERLY CENTER
                    $     100,000,000     $    100,000,000     CSFBMSC 2004-C1      Lennar Partners, Inc (2)        $    41,000,000
                           84,500,000           84,500,000     CSFBMSC 2004-C2      Lennar Partners, Inc (2)
                           61,000,000           61,000,000      MSC 2004-IQ7        Midland Loan Services, Inc.
                           61,000,000           61,000,000           TBD                      TBD

                  -----------------------------------------------------------------------------------------------------------------
                    $     306,500,000     $    306,500,000           N/A                      N/A                   $    41,000,000
                  =================================================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2004.
(2)  LEAD SERVICER.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                                 WEIGHTED
                               NUMBER OF                        PERCENTAGE OF    AVERAGE                 WEIGHTED
                               MORTGAGED     CUT-OFF DATE          INITIAL       MORTGAGE   WEIGHTED     AVERAGE
                                 REAL          PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
STATE                         PROPERTIES      BALANCE (1)          BALANCE         RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
California                        12       $    201,231,834         27.90%        5.191%      1.61x        64.4%
  Southern California (2)          9            189,412,409         26.26%        5.161%      1.60         64.7%
  Northern California (2)          3             11,819,425          1.64%        5.676%      1.69         58.7%
New York                           3            139,293,268         19.31%        6.279%      1.47         65.9%
North Carolina                     5             69,650,895          9.66%        4.887%      1.93         65.6%
Louisiana                          3             63,760,733          8.84%        5.789%      1.76         67.5%
Florida                            4             36,811,357          5.10%        5.977%      1.42         73.6%
Indiana                            3             30,904,844          4.28%        6.093%      1.44         76.3%
Maryland                           3             24,098,320          3.34%        5.861%      1.43         73.9%
Virginia                           2             22,043,305          3.06%        6.206%      1.45         72.9%
Arizona                            2             22,003,770          3.05%        4.217%      2.59         59.2%
Hawaii                             1             21,838,326          3.03%        6.670%      1.78         58.1%
South Carolina                     2             17,089,426          2.37%        5.624%      1.48         77.6%
Texas                              5             16,685,710          2.31%        6.237%      1.31         74.7%
Missouri                           1             13,000,000          1.80%        5.170%      1.57         75.1%
Washington                         2              9,427,522          1.31%        5.871%      1.31         73.7%
Illinois                           2              6,724,172          0.93%        5.994%      1.39         71.8%
Ohio                               2              5,622,914          0.78%        6.241%      1.78         75.1%
Michigan                           2              5,565,090          0.77%        6.363%      1.39         73.2%
Utah                               1              3,649,639          0.51%        6.070%      1.28         60.8%
Tennessee                          2              3,007,789          0.42%        5.992%      1.59         67.3%
Georgia                            1              2,774,754          0.38%        6.120%      1.65         72.1%
Alabama                            1              2,298,163          0.32%        6.140%      1.33         74.1%
Minnesota                          1              1,591,092          0.22%        5.980%      1.56         79.6%
Pennsylvania                       1              1,195,374          0.17%        5.990%      1.47         74.2%
New Jersey                         1                989,850          0.14%        6.340%      1.54         61.9%

                          ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           62       $    721,258,150        100.00%        5.659%      1.61x        67.5%
                          ========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600.
NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                        WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF          AVERAGE                      WEIGHTED
                                   MORTGAGED      CUT-OFF DATE       INITIAL            MORTGAGE       WEIGHTED       AVERAGE
                                     REAL           PRINCIPAL    LOAN GROUP NO. 1       INTEREST        AVERAGE     CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES       BALANCE (1)       BALANCE              RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
Retail                                34        $ 427,640,184          59.29%            5.387%         1.65x           66.7%
Office                                11          217,591,564          30.17%            5.994%         1.54            69.7%
Hotel                                  3           36,232,366          5.02%             6.610%         1.81            58.8%
Self Storage                           5           18,019,653          2.50%             5.753%         1.44            72.1%
Mixed Use                              3           10,116,169          1.40%             6.168%         1.46            69.3%
Multifamily                            4            8,597,763          1.19%             5.653%         1.46            76.4%
Industrial                             2            3,060,450          0.42%             6.306%         1.52            59.5%

                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               62        $ 721,258,150         100.00%            5.659%         1.61x           67.5%
                            =======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                           WEIGHTED
                                      NUMBER OF                         PERCENTAGE OF       AVERAGE                     WEIGHTED
                                      MORTGAGED     CUT-OFF DATE           INITIAL          MORTGAGE     WEIGHTED       AVERAGE
                     PROPERTY           REAL         PRINCIPAL         LOAN GROUP NO. 1     INTEREST     AVERAGE      CUT-OFF DATE
PROPERTY TYPE        SUB-TYPE        PROPERTIES     BALANCE (1)            BALANCE            RATE       U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL
                      Anchored           18         $  387,355,629          53.71%           5.321%        1.66x          66.4%
                      Unanchored         16             40,284,555           5.59%           6.020%        1.61           69.0%

                                  -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  34         $  427,640,184          59.29%           5.387%        1.65x          66.7%
                                  =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                                                                                           WEIGHTED
                                      NUMBER OF                         PERCENTAGE OF       AVERAGE                     WEIGHTED
                                      MORTGAGED     CUT-OFF DATE           INITIAL          MORTGAGE     WEIGHTED       AVERAGE
                     PROPERTY           REAL         PRINCIPAL         LOAN GROUP NO. 1     INTEREST     AVERAGE      CUT-OFF DATE
PROPERTY TYPE        SUB-TYPE        PROPERTIES      BALANCE (1)           BALANCE            RATE       U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                      Manufactured       4          $    8,597,763          1.19%            5.653%        1.46x          76.4%
                      Housing

                                  -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  4          $    8,597,763          1.19%            5.653%        1.46x          76.4%
                                  =================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

           GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                         WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF         AVERAGE                       WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL            MORTGAGE       WEIGHTED        AVERAGE
                                    MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1       INTEREST        AVERAGE     CUT-OFF DATE
LOAN TYPE                             LOANS       BALANCE (1)          BALANCE             RATE         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloon                                55        $ 681,159,518         94.44%             5.730%          1.57x          67.9%
Interest Only                           2           30,654,800          4.25%             4.100%          2.65           57.3%
ARD                                     1            5,794,193          0.80%             5.250%          1.42           73.3%
Fully Amortizing                        1            3,649,639          0.51%             6.070%          1.28           60.8%

                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                59        $ 721,258,150         100.00%            5.659%          1.61x          67.5%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
 ORIGINAL AMORTIZATION         MORTGAGE           PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
     TERMS (MONTHS)              LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
       Interest Only               2           $     30,654,800             4.25%             4.100%         2.65x         57.3%
  132       -         300         22                175,023,247            24.27%             6.283%         1.54          65.4%
  301       -         360         35                515,580,103            71.48%             5.540%         1.58          68.8%

                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%         1.61x         67.5%
                          ==========================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):              360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):              132
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2) (3):            339

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) THE 2 RESEARCH PARK OFFICE BUILDING MORTGAGE LOAN PAYS PRINCIPAL AND INTEREST OF $51,751.23 BASED ON A 23-YEAR AMORTIZATION SCHEDULE FOR MONTHS 1-36.
     PRINCIPAL AND INTEREST FOR MONTHS 37-120 IS $45,121.47 BASED ON A 27-YEAR AMORTIZATION SCHEDULE.
(3)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
REMAINING AMORTIZATION         MORTGAGE           PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
    TERMS (MONTHS)               LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
      Interest Only                2           $     30,654,800             4.25%             4.100%         2.65x         57.3%
 132       -         250           4                 18,625,692             2.58%             6.104%         1.46          64.8%
 251       -         300          18                156,397,555            21.68%             6.304%         1.55          65.5%
 301       -         355          20                299,219,052            41.49%             5.769%         1.47          72.5%
 356       -         360          15                216,361,051            30.00%             5.222%         1.73          63.7%

                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%         1.61x         67.5%
                          ==========================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2) (3):             360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2) (3):             132
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2) (3):           335

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) THE 2 RESEARCH PARK OFFICE BUILDING MORTGAGE LOAN PAYS PRINCIPAL AND INTEREST OF $51,751.23 BASED ON A 23-YEAR AMORTIZATION SCHEDULE FOR MONTHS 1-36.
     PRINCIPAL AND INTEREST FOR MONTHS 37-120 IS $45,121.47 BASED ON A 27-YEAR AMORTIZATION SCHEDULE.
(3)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                             WEIGHTED
                                 NUMBER OF                              PERCENTAGE OF        AVERAGE                     WEIGHTED
           RANGE OF             UNDERLYING        CUT-OFF DATE             INITIAL           MORTGAGE       WEIGHTED     AVERAGE
        ORIGINAL TERMS           MORTGAGE           PRINCIPAL         LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS           BALANCE (2)             BALANCE             RATE         U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
    60        -          84          5          $     55,779,823            7.73%             4.757%        2.19x          63.6%
    85        -         120         52               579,374,464           80.33%             5.647%        1.57           68.3%
    121       -         180          2                86,103,863           11.94%             6.319%        1.53           64.5%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             59          $    721,258,150          100.00%             5.659%        1.61x          67.5%
                               =====================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):             60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          123

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY

                                                                                             WEIGHTED
                                 NUMBER OF                              PERCENTAGE OF        AVERAGE                     WEIGHTED
          RANGE OF              UNDERLYING        CUT-OFF DATE             INITIAL           MORTGAGE       WEIGHTED     AVERAGE
       REMAINING TERMS           MORTGAGE          PRINCIPAL          LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS           BALANCE (2)             BALANCE             RATE         U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
   53        -          84           5          $     55,779,823            7.73%             4.757%        2.19x           63.6%
   85        -         114          17               120,025,405           16.64%             6.053%        1.65            67.6%
   115       -         120          35               459,349,060           63.69%             5.541%        1.55            68.4%
   121       -         176           2                86,103,863           11.94%             6.319%        1.53            64.5%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             59          $    721,258,150          100.00%             5.659%        1.61x           67.5%
                               =====================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):           176
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):            53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1):         119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                   GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                             WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF         AVERAGE                    WEIGHTED
                              MORTGAGED          CUT-OFF DATE             INITIAL            MORTGAGE      WEIGHTED      AVERAGE
   RANGE OF CUT-OFF DATE        REAL              PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
    PRINCIPAL BALANCES          LOANS             BALANCE (1)              BALANCE             RATE        U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
 $  957,687       1,000,000        2           $      1,947,537             0.27%             6.276%          1.54x        63.5%
  1,000,001  -    1,500,000        3                  3,387,943             0.47%             6.171%          1.47         69.3%
  1,500,001  -    2,000,000        6                 10,104,944             1.40%             6.093%          1.60         70.7%
  2,000,001  -    2,500,000        8                 17,511,629             2.43%             6.322%          1.39         69.8%
  2,500,001  -    3,000,000        2                  5,754,962             0.80%             6.048%          1.61         72.9%
  3,000,001  -    4,000,000        7                 24,302,852             3.37%             5.977%          1.42         71.1%
  4,000,001  -    5,000,000        5                 22,640,924             3.14%             5.703%          1.62         66.5%
  5,000,001  -    6,000,000        3                 16,763,318             2.32%             5.756%          1.36         73.4%
  6,000,001  -    7,000,000        3                 19,311,041             2.68%             5.956%          1.51         69.2%
  7,000,001  -    8,000,000        4                 30,966,256             4.29%             5.993%          1.46         72.3%
  8,000,001  -   12,000,000        2                 18,707,400             2.59%             4.888%          2.04         65.8%
 12,000,001  -   15,000,000        2                 26,610,116             3.69%             5.390%          1.52         77.4%
 15,000,001  -   20,000,000        2                 34,912,209             4.84%             5.901%          1.32         77.4%
 20,000,001  -   50,000,000        4                 88,619,877            12.29%             5.750%          1.82         66.7%
 50,000,001  -   65,000,000        4                232,762,919            32.27%             5.444%          1.60         69.0%
 65,000,001  -  $84,500,000        2                166,954,224            23.15%             5.702%          1.68         59.5%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $   84,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $      957,687
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $   12,224,714

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
        RANGE OF               MORTGAGE           PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES          LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  4.090%     -     5.000%          4           $     97,429,907            13.51%             4.544%          2.19x        61.7%
  5.001%     -     5.500%          7                180,258,900            24.99%             5.186%          1.57         65.5%
  5.501%     -     5.750%          4                 78,219,070            10.84%             5.662%          1.65         70.7%
  5.751%     -     6.000%         15                 85,366,521            11.84%             5.900%          1.37         75.6%
  6.001%     -     6.500%         25                245,667,750            34.06%             6.219%          1.48         68.4%
  6.501%     -     7.000%          3                 32,031,870             4.44%             6.662%          1.74         59.4%
  7.001%     -     7.020%          1                  2,284,131             0.32%             7.020%          1.41         67.2%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                          7.020%
MINIMUM MORTGAGE INTEREST RATE:                          4.090%
WTD. AVG. MORTGAGE INTEREST RATE:                        5.659%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
       RANGE OF                MORTGAGE           PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
       U/W DSCRs                 LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  1.21       -       1.30          9           $    112,938,301            15.66%             5.568%          1.27x        75.6%
  1.31       -       1.35          5                 31,505,725             4.37%             5.902%          1.35         73.8%
  1.36       -       1.40          8                 87,477,511            12.13%             6.054%          1.38         70.5%
  1.41       -       1.45          7                 43,591,800             6.04%             5.990%          1.42         71.3%
  1.46       -       1.50          4                 41,676,647             5.78%             5.896%          1.48         77.3%
  1.51       -       1.60         12                117,842,471            16.34%             6.169%          1.54         67.0%
  1.61       -       1.70          3                  8,591,966             1.19%             5.745%          1.63         71.3%
  1.71       -       2.00          7                240,271,235            33.31%             5.381%          1.84         61.0%
  2.01       -       2.67          4                 37,362,493             5.18%             4.307%          2.54         56.7%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

MAXIMUM U/W DSCR:                       2.67x
MINIMUM U/W DSCR:                       1.21x
WTD. AVG. U/W DSCR:                     1.61x

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                  GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
 RANGE OF CUT-OFF DATE         MORTGAGE           PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)         LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  52.6%      -      60.0%          8           $    152,307,621            21.12%             5.211%          1.98x        55.6%
  60.1%      -      70.0%         18                290,857,041            40.33%             5.827%          1.64         66.0%
  70.1%      -      72.5%          5                 34,849,084             4.83%             5.984%          1.46         71.6%
  72.6%      -      74.5%         13                 48,281,971             6.69%             6.042%          1.45         73.5%
  74.6%      -      75.5%          5                 50,516,718             7.00%             5.571%          1.38         75.2%
  75.6%      -      77.5%          3                 92,322,259            12.80%             5.488%          1.34         76.1%
  77.6%      -      78.5%          1                  3,533,089             0.49%             5.930%          1.41         78.0%
  78.6%      -      79.9%          6                 48,590,365             6.74%             5.836%          1.36         79.4%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):         79.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):         52.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):       67.5%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                             WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF        AVERAGE                     WEIGHTED
                              MORTGAGED          CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
                                REAL              PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
     FEE/LEASEHOLD              LOANS             BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                                59          $    626,588,383            86.87%             5.729%          1.59x        69.1%
Leasehold                           2                92,287,944            12.80%             5.159%          1.76         56.5%
Fee/Leasehold                       1                 2,381,822             0.33%             6.500%          1.37         72.2%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            62          $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                             WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF         AVERAGE                    WEIGHTED
      RANGE OF                MORTGAGED          CUT-OFF DATE             INITIAL            MORTGAGE      WEIGHTED      AVERAGE
       YEARS                    REAL              PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
   BUILT/RENOVATED(1)           LOANS             BALANCE (2)              BALANCE             RATE        U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
  1964      -      1985            6           $     17,623,075             2.44%             5.944%          1.42x        74.1%
  1986      -      1994           10                146,665,333            20.33%             6.005%          1.60         66.8%
  1995      -      1998            6                 39,735,919             5.51%             6.048%          1.43         73.8%
  1999      -      2000           10                173,688,984            24.08%             5.868%          1.43         70.2%
  2001      -      2002           12                120,257,071            16.67%             5.496%          1.77         69.4%
  2003      -      2004           18                223,287,768            30.96%             5.264%          1.73         63.1%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           62           $    721,258,150           100.00%             5.659%          1.61x        67.5%
                              ======================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):        2004
OLDEST YEAR BUILT/RENOVATED (1):             1964
WTD. AVG. YEAR BUILT/RENOVATED (1):          1998

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                             WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF        AVERAGE                     WEIGHTED
                              MORTGAGED          CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
         RANGE OF               REAL              PRINCIPAL           LOAN GROUP NO. 1       INTEREST       AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)      LOANS             BALANCE (2)              BALANCE             RATE         U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
  61%        -         85%         4           $     12,506,417             1.73%             5.785%          1.49x        72.4%
  86%        -         90%         6                 26,578,109             3.68%             5.647%          1.51         72.7%
  91%        -         93%         6                166,910,086            23.14%             5.268%          1.79         68.2%
  94%        -         95%         3                 10,919,413             1.51%             6.362%          1.57         73.5%
  96%        -         97%         5                 32,776,767             4.54%             6.048%          1.50         76.3%
  98%        -         100%       35                435,334,991            60.36%             5.679%          1.55         66.6%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    685,025,783            94.98%             5.608%          1.60x        67.9%
                              ======================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):           100%
MINIMUM OCCUPANCY RATE AT U/W (1):           61%
WTD. AVG. OCCUPANCY RATE AT U/W (1):         96%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                          GROUP NO. 1 PREPAYMENT OPTION

                                                                                             WEIGHTED      WEIGHTED
                                                                                             AVERAGE        AVERAGE      WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF       REMAINING      REMAINING     AVERAGE
                              MORTGAGED          CUT-OFF DATE              INITIAL           LOCKOUT        LOCKOUT     REMAINING
                                REAL              PRINCIPAL           LOAN GROUP NO. 1        PERIOD    PLUS YM PERIOD   MATURITY
PREPAYMENT OPTION               LOANS             BALANCE (1)              BALANCE           (YEARS)        (YEARS)     (YEARS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance              52           $    667,367,471            92.53%               9.7           9.7          10.1
Yield Maintenance                  7                 53,890,680             7.47%               0.0           6.7          7.0

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           59           $    721,258,150           100.00%               9.0           9.5          9.9
                              ======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                                        WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF          AVERAGE                      WEIGHTED
                                   MORTGAGED      CUT-OFF DATE       INITIAL            MORTGAGE       WEIGHTED        AVERAGE
                                     REAL           PRINCIPAL    LOAN GROUP NO. 2       INTEREST        AVERAGE     CUT-OFF DATE
STATE                             PROPERTIES       BALANCE (1)       BALANCE              RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
Texas                                  8        $   58,851,240         23.19%            5.840%           1.37x          75.0%
Florida                                5            50,461,600         19.88%            5.361%           1.35           78.3%
Ohio                                   5            26,963,305         10.62%            5.440%           1.31           76.9%
Indiana                                2            20,300,000          8.00%            4.900%           1.39           79.5%
New Mexico                             5            16,661,527          6.57%            5.562%           1.36           77.8%
California                             6            15,788,131          6.22%            5.899%           1.31           73.2%
     Southern California (2)           5            12,842,782          5.06%            5.933%           1.29           71.7%
     Northern California (2)           1             2,945,349          1.16%            5.750%           1.40           79.6%
Virginia                               3            15,218,392          6.00%            5.819%           1.46           78.8%
Arizona                                2             9,889,935          3.90%            5.196%           1.25           73.9%
North Carolina                         2             8,733,102          3.44%            6.060%           1.57           75.1%
Michigan                               2             7,787,665          3.07%            5.591%           1.36           74.4%
Illinois                               1             5,724,528          2.26%            5.300%           1.49           78.4%
New York                               2             4,254,012          1.68%            6.087%           1.56           68.9%
District of Columbia                   3             3,213,963          1.27%            5.966%           1.52           60.8%
Massachusetts                          1             2,986,103          1.18%            5.180%           1.44           45.2%
Louisiana                              1             2,380,744          0.94%            6.170%           1.91           79.4%
Oregon                                 1             1,341,310          0.53%            6.040%           1.36           74.5%
Pennsylvania                           1             1,271,234          0.50%            6.090%           1.30           79.5%
New Hampshire                          2             1,264,215          0.50%            6.129%           1.42           77.6%
New Jersey                             1               693,216          0.27%            6.700%           1.48           57.8%

                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               53        $  253,784,224        100.00%            5.581%           1.38x          75.9%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600.
NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                       WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF          AVERAGE                      WEIGHTED
                                   MORTGAGED      CUT-OFF DATE       INITIAL            MORTGAGE       WEIGHTED        AVERAGE
                                     REAL           PRINCIPAL    LOAN GROUP NO. 2       INTEREST        AVERAGE     CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES       BALANCE (1)       BALANCE              RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                           52        $ 252,194,871          99.37%            5.577%          1.38x           75.9%
Mixed Use                              1            1,589,353           0.63%            6.260%          1.34            75.7%

                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               53        $ 253,784,224         100.00%            5.581%          1.38x           75.9%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                           WEIGHTED
                                     NUMBER OF                          PERCENTAGE OF       AVERAGE                     WEIGHTED
                                     MORTGAGED      CUT-OFF DATE           INITIAL          MORTGAGE     WEIGHTED       AVERAGE
                     PROPERTY           REAL         PRINCIPAL         LOAN GROUP NO. 2     INTEREST     AVERAGE      CUT-OFF DATE
PROPERTY TYPE        SUB-TYPE        PROPERTIES     BALANCE (1)            BALANCE            RATE       U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                      Conventional       45         $  231,046,510          91.61%           5.572%        1.38x          75.8%
                      Manufactured        7             21,148,361           8.39%           5.623%        1.38           77.3%
                      Housing

                                     ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  52         $  252,194,871         100.00%           5.577%        1.38x          75.9%
                                     ==============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

           GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                         WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF         AVERAGE                      WEIGHTED
                                   UNDERLYING     CUT-OFF DATE        INITIAL            MORTGAGE       WEIGHTED        AVERAGE
                                    MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2       INTEREST        AVERAGE     CUT-OFF DATE
LOAN TYPE                             LOANS       BALANCE (1)          BALANCE             RATE         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloon                                  49         $  247,150,195          97.39%           5.569%        1.38x          76.0%
ARD                                       1              5,940,812           2.34%           5.930%        1.33           73.3%
Fully Amortizing                          1                693,216           0.27%           6.700%        1.48           57.8%

                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  51         $  253,784,224         100.00%           5.581%        1.38x          75.9%
                            =======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                             WEIGHTED
                               NUMBER OF                               PERCENTAGE OF         AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
 ORIGINAL AMORTIZATION         MORTGAGE           PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
     TERMS (MONTHS)              LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    240     -       300           15           $     25,536,892            10.06%             5.911%          1.45x        70.3%
    301     -       360           36                228,247,331            89.94%             5.544%          1.37         76.6%

                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           51           $    253,784,224           100.00%             5.581%          1.38x        75.9%
                          ==========================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                      360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):                      240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):                    351

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                             WEIGHTED
                               NUMBER OF                               PERCENTAGE OF         AVERAGE                     WEIGHTED
       RANGE OF               UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
REMAINING AMORTIZATION         MORTGAGE           PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
    TERMS (MONTHS)               LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
    233     -       250            3           $      4,640,846             1.83%             5.697%          1.44x        52.8%
    251     -       300           12                 20,896,046             8.23%             5.959%          1.45         74.2%
    301     -       355           24                127,563,632            50.26%             5.815%          1.42         75.7%
    356     -       360           12                100,683,699            39.67%             5.201%          1.31         77.6%

                          ----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           51           $    253,784,224           100.00%             5.581%          1.38x        75.9%
                          ==========================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):                     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):                     233
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):                   347

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                              WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF         AVERAGE                     WEIGHTED
           RANGE OF               UNDERLYING        CUT-OFF DATE            INITIAL           MORTGAGE      WEIGHTED     AVERAGE
        ORIGINAL TERMS             MORTGAGE          PRINCIPAL         LOAN GROUP NO. 2       INTEREST      AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS          BALANCE (2)            BALANCE              RATE        U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
    60      -        84               10         $   67,571,690            26.63%             5.399%          1.34x         76.2%
    85      -       120               39            183,080,207            72.14%             5.635%          1.39          76.1%
    121     -       240                2              3,132,326             1.23%             6.350%          1.43          61.6%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               51         $  253,784,224           100.00%             5.581%          1.38x         75.9%
                               =====================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                             WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF        AVERAGE                     WEIGHTED
          RANGE OF                UNDERLYING       CUT-OFF DATE            INITIAL           MORTGAGE       WEIGHTED     AVERAGE
       REMAINING TERMS             MORTGAGE         PRINCIPAL         LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS          BALANCE (2)            BALANCE             RATE         U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
    53      -        84               10          $   67,571,690           26.63%             5.399%          1.34x         76.2%
    85      -       114               24             111,103,737           43.78%             5.861%          1.41          75.9%
    115     -       120               15              71,976,470           28.36%             5.287%          1.36          76.3%
    121     -       235                2               3,132,326            1.23%             6.350%          1.43          61.6%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               51          $  253,784,224          100.00%             5.581%          1.38x         75.9%
                               =====================================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):           235
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):           53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1):         105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                             WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF        AVERAGE                     WEIGHTED
                                  UNDERLYING       CUT-OFF DATE            INITIAL           MORTGAGE       WEIGHTED     AVERAGE
  RANGE OF CUT-OFF DATE            MORTGAGE         PRINCIPAL         LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
    PRINCIPAL BALANCES               LOANS          BALANCE (2)            BALANCE             RATE         U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
 $    496,570   -       750,000        5         $     3,093,132            1.22%             6.294%          1.41x         67.1%
      750,001   -     1,000,000        5               4,332,640            1.71%             6.163%          1.38          76.3%
    1,000,001   -     1,500,000        5               6,547,798            2.58%             5.982%          1.49          71.0%
    1,500,001   -     2,000,000        3               4,640,668            1.83%             6.063%          1.41          73.4%
    2,000,001   -     2,500,000        2               4,819,854            1.90%             6.210%          1.66          70.9%
    2,500,001   -     3,000,000        5              14,587,704            5.75%             5.528%          1.38          69.9%
    3,000,001   -     4,000,000        3              10,243,555            4.04%             5.692%          1.44          74.8%
    4,000,001   -     5,000,000        1               4,988,818            1.97%             5.070%          1.36          74.7%
    5,000,001   -     6,000,000        6              33,490,015           13.20%             5.483%          1.38          77.4%
    6,000,001   -     7,000,000        5              33,224,244           13.09%             5.320%          1.39          78.1%
    7,000,001   -     8,000,000        2              15,221,677            6.00%             5.993%          1.33          75.8%
    8,000,001   -    12,000,000        5              43,911,510           17.30%             5.714%          1.32          74.6%
   12,000,001   -    15,000,000        2              27,217,785           10.72%             5.354%          1.37          78.3%
   15,000,001   - $  25,020,000        2              47,464,824           18.70%             5.488%          1.38          77.5%

                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               51         $   253,784,224          100.00%             5.581%          1.38x         75.9%
                               =====================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                       $  25,020,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                       $     496,570
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                       $   4,976,161

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
        RANGE OF               MORTGAGE           PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES          LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  4.900%     -     5.000%          3           $     27,292,474            10.75%             4.913%          1.35x        78.4%
  5.001%     -     5.500%         12                 76,402,165            30.11%             5.220%          1.32         77.0%
  5.501%     -     5.750%          6                 29,757,961            11.73%             5.591%          1.39         78.1%
  5.751%     -     6.000%         11                 61,113,043            24.08%             5.827%          1.37         74.1%
  6.001%     -     6.500%         17                 57,563,838            22.68%             6.080%          1.47         74.4%
  6.501%     -     6.700%          2                  1,654,743             0.65%             6.630%          1.43         66.5%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           51           $    253,784,224           100.00%             5.581%          1.38x        75.9%
                              ======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                   6.700%
MINIMUM MORTGAGE INTEREST RATE:                                   4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                                 5.581%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
       RANGE OF                MORTGAGE           PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
       U/W DSCRs                 LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  1.20       -     1.30           9            $     66,593,094            26.24%             5.403%          1.23x        76.3%
  1.31       -     1.35           7                  41,110,398            16.20%             5.804%          1.34         77.3%
  1.36       -     1.40          16                  63,676,286            25.09%             5.400%          1.38         76.7%
  1.41       -     1.45           6                  22,942,611             9.04%             5.735%          1.44         72.5%
  1.46       -     1.50           7                  27,127,458            10.69%             5.449%          1.48         76.6%
  1.51       -     1.60           4                  28,710,717            11.31%             6.016%          1.59         73.1%
  1.61       -     1.70           1                   1,242,917             0.49%             5.900%          1.66         77.0%
  1.71       -     1.91           1                   2,380,744             0.94%             6.170%          1.91         79.4%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          51            $    253,784,224           100.00%             5.581%          1.38x        75.9%
                              ======================================================================================================

MAXIMUM U/W DSCR:                                                 1.91x
MINIMUM U/W DSCR:                                                 1.20x
WTD. AVG. U/W DSCR:                                               1.38x

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                              UNDERLYING         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
RANGE OF CUT-OFF DATE          MORTGAGE           PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)         LOANS            BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
  45.2%     -      60.0%           3           $      4,200,945             1.66%             5.545%          1.43x        48.2%
  60.1%     -      70.0%           7                 21,863,371             8.61%             5.945%          1.46         67.7%
  70.1%     -      72.5%           2                 11,097,462             4.37%             5.797%          1.23         70.7%
  72.6%     -      74.5%           4                 16,001,746             6.31%             6.080%          1.28         73.3%
  74.6%     -      75.5%           4                 35,218,902            13.88%             5.683%          1.48         75.1%
  75.6%     -      77.5%          10                 42,905,647            16.91%             5.588%          1.36         77.1%
  77.6%     -      78.5%           9                 41,494,448            16.35%             5.517%          1.40         78.2%
  78.6%     -      79.8%          12                 81,001,704            31.92%             5.341%          1.34         79.4%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           51           $    253,784,224           100.00%             5.581%          1.38x        75.9%
                              ======================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                               79.8%
MINIMUM CUT-OFF DATE LTV RATIO (1):                               45.2%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                             75.9%

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                               NUMBER OF                                                     WEIGHTED
                              UNDERLYING                                PERCENTAGE OF        AVERAGE                     WEIGHTED
                               MORTGAGED         CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
                                REAL              PRINCIPAL           LOAN GROUP NO. 2       INTEREST       AVERAGE    CUT-OFF DATE
     FEE/LEASEHOLD            PROPERTIES          BALANCE (1)              BALANCE             RATE         U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                               53           $    253,784,224           100.00%             5.581%          1.38x        75.9%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           53           $    253,784,224           100.00%             5.581%          1.38x        75.9%
                              ======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                             WEIGHTED
                               NUMBER OF                                PERCENTAGE OF        AVERAGE                    WEIGHTED
                               MORTGAGED         CUT-OFF DATE              INITIAL           MORTGAGE      WEIGHTED      AVERAGE
      RANGE OF YEARS              REAL             PRINCIPAL           LOAN GROUP NO. 2       INTEREST      AVERAGE    CUT-OFF DATE
     BUILT/RENOVATED (1)         LOANS            BALANCE (2)              BALANCE             RATE        U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
   1915      -      1985           21          $     70,143,889            27.64%             5.745%          1.41x        76.8%
   1986      -      1994            7                21,838,885             8.61%             5.371%          1.37         75.0%
   1995      -      1998            5                45,519,422            17.94%             5.562%          1.47         77.5%
   1999      -      2000            4                44,842,587            17.67%             5.376%          1.28         76.4%
   2001      -      2002           10                45,509,846            17.93%             5.606%          1.35         72.7%
   2003      -      2003            6                25,929,596            10.22%             5.659%          1.36         76.4%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            53          $    253,784,224           100.00%             5.581%          1.38x        75.9%
                              ======================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                             2003
OLDEST YEAR BUILT/RENOVATED (1):                                  1915
WTD. AVG. YEAR BUILT/RENOVATED (1):                               1993

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                             WEIGHTED
                              NUMBER OF                                 PERCENTAGE OF        AVERAGE                    WEIGHTED
                              MORTGAGED          CUT-OFF DATE              INITIAL           MORTGAGE       WEIGHTED     AVERAGE
         RANGE OF               REAL              PRINCIPAL           LOAN GROUP NO. 2       INTEREST        AVERAGE   CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)      LOANS             BALANCE (2)              BALANCE             RATE         U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------
  51%        -          85%        5           $     23,640,315              9.32%            5.675%          1.44x        77.1%
  86%        -          90%       10                 68,989,612             27.18%            5.634%          1.40         75.4%
  91%        -          93%        9                 80,662,636             31.78%            5.480%          1.29         77.5%
  94%        -          95%       12                 47,912,497             18.88%            5.497%          1.42         76.0%
  96%        -          97%        3                  4,551,928              1.79%            6.151%          1.70         73.7%
  98%        -         100%       14                 28,027,236             11.04%            5.716%          1.40         72.1%

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           53           $    253,784,224            100.00%            5.581%          1.38x        75.9%
                              ======================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                                100%
MINIMUM OCCUPANCY RATE AT U/W (1):                                 51%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                               91%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN JUNE 2004.

                          GROUP NO. 2 PREPAYMENT OPTION

                                                                                   WEIGHTED         WEIGHTED
                                                                                   AVERAGE          AVERAGE           WEIGHTED
                                                                PERCENTAGE OF      REMAINING        REMAINING         AVERAGE
                           NUMBER OF        CUT-OFF DATE         INITIAL            LOCKOUT          LOCKOUT         REMAINING
                           MORTGAGE          PRINCIPAL        LOAN GROUP NO. 2      PERIOD        PLUS YM PERIOD      MATURITY
PREPAYMENT OPTION            LOANS           BALANCE (1)         BALANCE            (YEARS)          (YEARS)         (YEARS) (2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance           50         $   250,798,120       98.82%             8.4                 8.4             8.7
Yield Maintenance               1               2,986,103        1.18%             0.0                 9.5             9.8

                              ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        51         $   253,784,224       100.00%            8.3                 8.4             8.7
                              ======================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN JUNE 2004.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

            [Photos of mortgaged properties known as Beverly Center,
                  230 Park Avenue South, La Habra Marketplace,
                 Center at Bonita Springs and Valley Hills Mall.]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

            [Photos of mortgaged properties known as Energy Centre, 30 South Meridian, The Brittany, Parkcrest at the Lakes and Airport Plaza.]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                           SIGNIFICANT MORTGAGE LOANS

                                                           PERCENTAGE
                                               CUT-OFF     OF INITIAL                                                   CUT-OFF
                                                DATE        MORTGAGE              LOAN PER      MORTGAGE                 DATE
                                 PROPERTY     PRINCIPAL      POOL      SF/UNITS/  SF/UNITS/     INTEREST    U/W           LTV
 #   LOAN NAME                     TYPE      BALANCE (1)     BALANCE     ROOMS    ROOMS (1)       RATE      DSCR       RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
 1   Beverly Center              Retail     $  84,500,000    8.7%       855,015   $    358 (2)   5.090%    1.81x (2)    54.4% (2)

 2   230 Park Avenue South       Office     $  82,454,224    8.5%       341,125   $    242       6.330%    1.54x        64.7%

 3   La Habra Marketplace        Retail     $  62,550,000    6.4%       375,627   $    167       5.280%    1.28x        75.7%

 4   Valley Hills Mall           Retail     $  61,780,421    6.3%       293,670   $    210       4.728%    1.98x        64.6%

 5   Airport Plaza               Retail     $  54,752,854    5.6%       447,154   $    122       6.200%    1.38x        67.6%

 6   Energy Centre               Office     $  53,679,644    5.5%       762,131   $     70       5.690%    1.76x        67.9%

 7   ParkCrest At The Lakes    Multifamily  $  25,020,000    2.6%           360   $ 69,500       5.010%    1.20x        79.7%

 8   30 South Meridian           Office     $  23,391,847    2.4%       298,341   $     78       6.090%    1.49x        77.2%

 9   Center of Bonita Springs    Retail     $  22,892,304    2.4%       307,658   $     74       6.010%    1.43x        71.5%

10   Northland Portfolio       Multifamily  $  22,444,824    2.3%           912   $ 24,611       6.020%    1.59x        75.1%
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL / WTD. AVG.                  $ 493,466,117   50.6%           N/A        N/A       5.593%    1.59x        67.1%
================================================================================================================================

(1)  Based on a June 2004 Cut-off Date.

(2) The Beverly Center Mortgage Loan is pari passu with the Beverly Center Pari Passu Companion Loans. The Beverly Center Mortgage Loan and the Beverly Center Pari Passu Companion Loans, together called the Beverly Center Senior Loan, have a combined cut-off date principal balance of $306,500,000 and are senior to the Beverly Center Junior Companion Loans. The Beverly Center Junior Companion Loans have a combined cut-off date principal balance of $41,000,000. The Beverly Center Senior Loan has a mortgage interest rate of 5.090% and the Beverly Center Junior Companion Loans have a weighted average mortgage interest rate of 6.687%. Unless otherwise stated, calculations presented herein are based on the Beverly Center Senior Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                 BEVERLY CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):

  BEVERLY CENTER MORTGAGE LOAN (2):             $84,500,000

  BEVERLY CENTER PARI PASSU COMPANION
  LOANS (2):                                    $222,000,000

  BEVERLY CENTER B-NOTE (2):                    $20,000,000

  BEVERLY CENTER C-NOTE (2):                    $21,000,000

  BEVERLY CENTER TOTAL LOAN:                    $347,500,000

FIRST PAYMENT DATE:                             March 11, 2004

MORTGAGE INTEREST RATE (2):                     5.090% per annum

BEVERLY CENTER TOTAL LOAN INTEREST RATE (2):    5.2785% per annum

AMORTIZATION TERM:                              Two years interest only, 360 month
                                                amortization schedule thereafter

MATURITY DATE:                                  February 11, 2014

MATURITY/ARD BALANCE (3):                       $73,613,535

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $358

ONGOING RESERVES - MONTHLY (4):                 Tax and Insurance Reserve

                                                Replacement Reserve (5)

                                                Leasing Reserve (6)

                                                Ground Lease Reserve (7)

LOCKBOX:                                        Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Retail

PROPERTY SUB-TYPE:                              Anchored

LOCATION:                                       Los Angeles, CA

YEAR BUILT/RENOVATED:                           1982/2003

SQUARE FEET:                                    855,015

OCCUPANCY AT U/W (8):                           98.8%

OWNERSHIP INTEREST:                             Leasehold

                                                                  % OF
                                                                  TOTAL        LEASE
MAJOR TENANTS                                   NRSF               NRSF        EXPIRATION
-------------                                   ----              -----        ----------
Bloomingdale's                                  156,150           18.3%        3/31/2017
Macy's                                          152,047           17.8%        3/1/2017
Macy's Men's Store                               66,483            7.8%        12/31/2009
Bed, Bath & Beyond                               42,878            5.0%        1/31/2008

PROPERTY MANAGEMENT:                            The Taubman Company, LLC

U/W NET CASH FLOW:                              $35,782,953

U/W DSCR (2):                                   1.81x

APPRAISED VALUE:                                $563,000,000

CUT-OFF DATE LTV RATIO (1):                     54.4%

MATURITY/ARD LTV RATIO:                         47.4%

(1)  Based on a June 2004 Cut-off Date.

(2) The Beverly Center Senior Loan is comprised of two components: (a) the Beverly Center Mortgage Loan, which will be an asset of the trust fund, with a cut-off date principal balance of $84,500,000 and an initial mortgage interest rate of 5.090% per annum; and (b) the Beverly Center Pari Passu Companion Loans, which will not be assets of the trust fund, with a total cut-off date principal balance of $222,000,000 and an initial mortgage interest rate of 5.090% per annum. The Beverly Center Mortgage Loan is pari passu in right of payment with the Beverly Center Pari Passu Companion Loans. The Beverly Center B-Note Loan and Beverly Center C-Note Loan are subordinate to the Beverly Center Senior Loan, and the Beverly Center C-Note Loan is subordinate to the Beverly Center B-Note Loan. Unless otherwise stated, calculations presented herein are based on the Beverly Center Senior Loan.

(3)  The Beverly Center Total Loan maturity balance is $302,730,219.

(4) The ongoing reserves are only required if (a) an event of default has occurred or is continuing or (b) the debt service coverage ratio for the Beverly Center Total Loan falls below 1.30x.

(5) The borrower is required to make monthly deposits in the amount of $10,688 into the replacement reserve fund. The borrower shall cease making deposits into the replacement reserve fund when amounts on deposit therein equal or exceed $256,512. Borrower may deliver a letter of credit in lieu of monthly payments.

(6) The borrower is required to make monthly deposits in the amount of $82,746 into the leasing reserve fund. The borrower shall cease making deposits into the leasing reserve fund when amounts on deposit therein equal or exceed $992,952.

(7) The borrower is required to make monthly deposits in an amount equal to the ground rent that will be payable.

(8)  Occupancy at U/W is based on the October 20, 2003 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                 BEVERLY CENTER

                             ADDITIONAL INFORMATION

- The Beverly Center Mortgage Loan is expected to be shadow rated BBB by S&P and BBB by Fitch.

- Beverly Center ("Beverly") is a trophy quality, 855,015 SF, eight-story enclosed regional shopping center located adjacent to Beverly Hills. Anchored by Bloomingdale's (156,150 SF) and Macy's (152,047 SF), Beverly Center is one of the top performing malls in Southern California. Bloomingdale's had sales of $37.0 million ($237/SF) in 2002 and $237/SF for the trailing 12 months ended August 31, 2003. Macy's has sales of $33.8 million ($222/SF) in 2002 and $222/SF for the trailing 12 months ended August 31, 2003. Junior Anchors include Macy's Men's Store (66,483 SF) and Bed, Bath and Beyond (42,878 SF). Macy's Men's Store had sales of $20.8 million ($308/SF) in 2003. Bed, Bath and Beyond had sales of $15.4 million ($359/SF) in 2002 and $389/SF in 2003.

- Opened in 1982, expanded in 1987 and renovated in 2003 at a cost of approximately $24.8 million, Beverly features more than 150 trend-setting, specialty stores, many of which are not found anywhere else in the Los Angeles area. Its main draw, however, is its unique merchandising mix that combines boutique stores with upscale department stores and the upper-end of traditional mall tenants.

- Diesel (sales of $1,195/SF) and DKNY (sales of $281/SF) chose Beverly Center to introduce their first stores in any U.S. shopping center, and more than 30 other merchants at the center are found nowhere else in the market. Designer tenants include Louis Vuitton (sales of $2,376/SF), Montblanc (sales of $2,233/SF), D&G (sales of $1,205/SF), A/X Armani Exchange (sales of $1,023/SF), Steve Madden (sales of $1,029/SF), BOSS Hugo Boss (sales of $422/SF) and MAC (sales of $2,047/SF). The list of national retailers at the center includes Ann Taylor (sales of $402/SF), Banana Republic (sales of $760/SF), Club Monaco (sales of $390/SF), Coach (sales of $1,163/SF), The Gap (sales of $506/SF), Pottery Barn (sales of $334/SF), Victoria's Secret (sales of $321/SF) and Williams-Sonoma (sales of $426/SF). All sales information is as of December 2003.

- In-line occupancy as of December 31, 2001, December 31, 2002 and the trailing twelve months ending September 31, 2003 was 85%, 89% and 92%, respectively. In-line occupancy for tenants in place as of October 31, 2003, plus tenants with signed leases not yet commenced, is 98% and overall occupancy is 99%.

- Beverly benefits from its central location in the well-developed commercial core of Los Angeles. Its location makes it convenient to residents and places it strategically near densely populated and heavily trafficked areas. The area has good regional accessibility by virtue of the proximity of Interstate 10 (about 3 miles to the south). Further, its trade area is characterized by a densely populated middle to upper income residential base, which strongly supports the property's upscale tenant base. The outlook for both the neighborhood and the region is good in the near term, with a long term outlook of stability and continued growth.

- The sponsor for this loan, Taubman Realty Group, LP, is an affiliate of Taubman Center Inc. ("TCO"). Founded in 1950, TCO is one of the dominant retail developers/owners/managers in the United States. The unique design, quality of construction and maintenance, and superior aesthetic appeal positions TCO's shopping centers in the upper echelon in the industry. TCO owns 21 regional/super regional shopping malls across the nation and manages an additional ten centers. In 2002, sales in TCO centers averaged $456/SF. This compares to a national average of approximately $225/SF for all regional malls.

- Beverly is managed by The Taubman Company, LLC. The Taubman Company, LLC is approximately 99.0% beneficially owned by Taubman Realty Group, Limited Partnership.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                 BEVERLY CENTER

                             LEASE ROLLOVER SCHEDULE

                                                                      % OF TOTAL BASE  CUMULATIVE % OF
        # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
 YEAR     ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------
  MTM        8            $  42.69          7.0%           7.0%            7.8%             7.8%
 2004        1            $  60.42          0.2%           7.2%            0.4%             8.2%
 2005       12            $  72.06          2.9%          10.1%            5.5%            13.7%
 2006        9            $ 115.84          1.3%          11.4%            4.1%            17.7%
 2007       16            $  94.18          3.2%          14.6%            7.9%            25.6%
 2008       14            $  39.39         11.6%          26.2%           12.0%            37.6%
 2009       12            $  32.90          9.4%          35.6%            8.1%            45.8%
 2010       12            $  82.15          2.8%          38.4%            6.1%            51.9%
 2011       16            $  78.46          5.7%          44.1%           11.8%            63.7%
 2012       10            $  58.67          5.3%          49.4%            8.2%            71.9%
 2013       20            $  73.80          8.2%          57.6%           15.9%            87.8%
 2014       11            $  80.89          3.4%          61.0%            7.1%            94.9%
 2015        1            $  61.92          0.2%          61.1%            0.2%            95.2%
 2016        1            $  25.00          1.4%          62.5%            0.9%            96.1%
 2017        3            $   4.07         36.3%          98.8%            3.9%           100.0%
Vacant     N/A                 N/A          1.2%         100.0%            N/A              N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                              230 PARK AVENUE SOUTH

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $82,454,224

FIRST PAYMENT DATE:                             February 11, 2004

MORTGAGE INTEREST RATE:                         6.330% per annum

AMORTIZATION TERM:                              300 months

MATURITY DATE:                                  January 11, 2019

MATURITY/ARD BALANCE:                           $50,601,626

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 173
(PAYMENTS)                                      Open: 7

LOAN PER SF (1):                                $242

UPFRONT RESERVES:                               Engineering Reserve             $8,350,000

                                                Rollover Reserve (2)            $7,500,000

                                                Retail Rollover Reserve         $1,000,000

                                                Leasing Commission Reserve (3)  $1,425,904

                                                Environmental Reserve (4)       $1,506

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve (5)   Yes

                                                Replacement Reserve             $7,426

                                                Excess Cash Flow Reserve (6)

LOCKBOX:                                        Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Office

PROPERTY SUB-TYPE:                              CBD

LOCATION:                                       New York, NY

YEAR BUILT/RENOVATED:                           1925/1990

SQUARE FEET:                                    341,125

OCCUPANCY AT U/W (7):                           100.0%

OWNERSHIP INTEREST:                             Fee

                                                                      % OF
                                                                      TOTAL        LEASE
MAJOR TENANT                                    NRSF                  NRSF         EXPIRATION
------------                                    ----                  -----        ----------
Young & Rubicam, Inc.                           341,125               100.0%       1/20/2021

PROPERTY MANAGEMENT (8):                        Cushman & Wakefield

U/W NET CASH FLOW:                              $10,174,102

U/W DSCR:                                       1.54x

APPRAISED VALUE:                                $127,500,000

CUT-OFF DATE LTV RATIO (1):                     64.7%

MATURITY/ARD LTV RATIO:                         39.7%

(1)  Based on a June 2004 Cut-off Date.

(2) At closing, the borrower was required to deposit $7,500,000 for tenant improvement obligations with respect to the Young & Rubicam, Inc. ("Y&R") lease. In addition, the borrower has agreed to apply all excess cash flow (prior to the application in (6) below) to the Rollover Reserve until the amount on deposit equals $10,000,000.

(3) $1,425,904 is reserved for certain leasing commissions owed to Cushman & Wakefield.

(4) The environmental reserve was established at closing to fund immediate environmental work.

(5) Borrower will be required to escrow for taxes and insurance in the event that (a) Y&R is required to escrow for taxes and insurance pursuant to its lease, and (b) WPP Group plc, the parent company of Y&R, is downgraded below investment grade.

(6) Lender will collect all excess cash flow until the amount collected equals $5,000,000; if the amount in the reserve is less than $5,000,000 on January 31, 2005, the 100% excess cash flow sweep will re-commence until the balance reaches $5,000,000. Further, if during the period commencing on the date that WPP Group plc, the parent company of Y&R, is downgraded below investment grade and continuing until the date that is 60 days after WPP Group plc is rated investment grade (or until the borrower delivers to the lender a credit enhancement with respect to the rating of WPP Group plc in a manner acceptable to lender), the lender will collect 55% of all excess cash flow until the total amount in the fund is equal to $15,000,000. In the event that Y&R vacates, surrenders or terminates any space at the building, such that any space at the building is no longer being occupied by Y&R or an affiliate under circumstances which are not specifically set forth in the Y&R Lease, the lender will collect 55% of excess cash flow.

(7)  Occupancy at U/W is based on the January 21, 2003 rent roll.

(8) Y&R has the right pursuant to its lease to appoint a manager to be responsible for the operation and maintenance of the building, unless Y&R occupies less than seven full floors of the building, in which case the borrower has the right to appoint such managing agent.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                              230 PARK AVENUE SOUTH

                             ADDITIONAL INFORMATION

- The 230 Park Avenue South Mortgage Loan is expected to be shadow rated A+ by S&P and A- by Fitch.

- 230 Park Avenue South ("230 Park Avenue") is a thirteen-story 341,125 SF office building located in the eastern portion of Manhattan's Midtown South office market. The subject property includes a sub-basement and a 13,165 square foot retail component. The retail space has access from Park Avenue South. The grade level retail has high glass plate windows that provide for sizable and attractive viewing into the retail space. 230 Park Avenue benefits from an ideal location on the southwest corner of the highly trafficked Park Ave South corridor and East 19th Street (just north of Union Square Park).

- 230 Park Avenue is 100% occupied by an investment grade tenant, Young and Rubicam, Inc ("Y&R") at a rent of $27.26 per SF. Y&R is a subsidiary of WPP Group (S&P: BBB+; Fitch: BBB; Moody's: Baa2). WPP Group is the third largest advertising and communications conglomerate in the world, and is the guarantor of the lease obligations.

- The property was originally constructed in 1925 and was occupied by the American Lithography Company. Y&R took occupancy of the building in 1985 and the property has been 100% occupied since. Simpson Asset Management, the sponsor, has spent millions of dollars in capital expenditures since taking ownership in 2000.

- 230 Park Avenue has excellent access to all forms of mass transportation within Manhattan. Grand Central Terminal and Penn Station are easily accessible via a brief subway ride. 230 Park Avenue also has access to the area's highway network via 14th and 23rd streets, connecting to the West End highway and FDR Drive, which provide access to all major tunnels and bridges connecting New York City.

- The Borrower currently collects below market rents of $27.26 per SF for the 13,165 SF of ground floor retail space that is subleased by Y&R to Lemon Restaurant and Hastings Tile and Bath. The borrower will be able to re-lease the space in 2006 at market rents, which are currently estimated at $75 to $125 per SF.

- The East Midtown South office sub-market contains approximately 38.5 million SF of office space in 148 properties. There have been no additions to the sub-market's inventory since the 1970s. Sub-market vacancy rates were 10.5% as of first Quarter, 2004. The gross asking rents in the market range from $20.00 to $53.37 per SF, with an average of $30.96 per SF.

- The property management is contracted by WPP Group, who has engaged Cushman & Wakefield to operate as the property management company. Cushman & Wakefield is a premier real estate services company managing over 5,000 properties and 300 million SF in 2002. Cushman & Wakefield employs over 11,000 employees in 48 countries across the world. The current on-site property manager of 230 Park Ave South is John Finan who has been at the property for the last 16 years and with Cushman & Wakefield for 18 years. The guarantor and sponsor of the loan, Ken Simpson, is the president of Simpson Asset Management and has extensive real estate experience specializing in both asset management and financing. Prior to founding Simpson Asset Management, Mr. Simpson was head of the real estate investment-banking group of Lazard Freres.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                              LA HABRA MARKETPLACE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $62,550,000

FIRST PAYMENT DATE:                             June 11, 2004

MORTGAGE INTEREST RATE:                         5.280% per annum

AMORTIZATION TERM:                              336 months

MATURITY DATE:                                  May 11, 2014

MATURITY/ARD BALANCE:                           $53,279,018

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $167

UPFRONT RESERVES:                               Environmental Reserve           $3,750

                                                Parking Lot Reserve             $43,750

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Replacement Reserve             $4,695

                                                Rollover Reserve (2)

                                                DSCR Reserve (3)

LOCKBOX:                                        Hard

MEZZANINE:                                      $7,750,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Retail

PROPERTY SUB-TYPE:                              Anchored

LOCATION:                                       La Habra, CA

YEAR BUILT/RENOVATED:                           1992/1999

SQUARE FEET:                                    375,627

OCCUPANCY AT U/W (4):                           99.0%

OWNERSHIP INTEREST:                             Fee

                                                                    % OF TOTAL       LEASE
MAJOR TENANTS:                                  NRSF                   NRSF          EXPIRATION
--------------                                  ----                ----------       ----------
Regal Cinemas                                   59,800                 15.9%          4/30/2019
Sportmart                                       55,000                 14.6%          1/31/2017
LA Fitness Sports Club                          50,322                 13.4%          6/30/2015

PROPERTY MANAGEMENT:                            Parkstone Management Services

U/W NET CASH FLOW:                              $5,645,144

U/W DSCR:                                       1.28x

APPRAISED VALUE:                                $82,640,000

CUT-OFF DATE LTV RATIO (1):                     75.7%

MATURITY/ARD LTV RATIO:                         64.5%

(1)  Based on a June 2004 Cut-off Date.

(2) The borrower will commence making monthly deposits six (6) months prior to the expiration of any currently leased space which has annual gross rents in excess of $100,000 into the rollover reserve fund for the payment of tenant improvements and leasing commissions related to such space. Such monthly payments for each applicable space will be equal to the amount needed to accumulate $10.00 per square foot prior to the lease expiration date. If at any time any lease on the La Habra Property is terminated early, the borrower will also be required to deposit any lease termination payment made by the tenant in the rollover reserve.

(3) If at any time the debt service coverage ratio ("DSCR") falls below 1.10x calculated on a monthly basis and based on the trailing twelve (12) months of net operating income and debt service, the borrower will be required to make monthly deposits into the cash flow reserve fund wherein all excess cash flow will be deposited after the other payments required to be made to the lender. Such amounts will be held on deposit in such reserve until the borrower provides adequate evidence to the lender that the La Habra Property has achieved a DSCR of at least 1.20x for six (6) consecutive months.

(4)  Occupancy at U/W is based on the March 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                              LA HABRA MARKETPLACE

                             ADDITIONAL INFORMATION

- La Habra Marketplace is a single-level, 375,627 SF neighborhood shopping center. La Habra Marketplace is anchored by Regal Cinemas (16% of NRA) with sales of over $500,000 per screen based on 10 month annualized sales for 2003, Sportmart (15% of NRA), LA Fitness Sports Club (13% of NRA) and OfficeMax (10% of NRA), all with leases that expire beyond the loan term.

- Located in La Habra, CA, a part of La Habra Marketplace was originally constructed in the early 1960s, with most of the construction having taken place between 1992 and 1996. The Regal Cinemas building was completed in early 1999. The property is 99% occupied as of March 1, 2004 with junior anchor tenants including OfficeMax (10% of NRA), Ross Stores (7% of NRA) and Drug Emporium (7% of NRA). Other major tenants include Hometown Buffet, Krispy Kreme Doughnuts, Starbucks Coffee, Denny's Park City, Wells Fargo Bank, IHOP, Red Robin, Radio Shack and Aaron Brothers Art Mart.

- La Habra Marketplace is located in the Orange County North sub-market, where the vacancy rate for community centers was 4.4% at the end of 2003. The subject is situated at the intersection of South Beach Boulevard and Imperial Highway, with traffic counts through the intersection at approximately 80,000 cars per day. Both routes are major commercial corridors in the area.

- Recent leases have been executed between $18/SF and $28/SF, indicating that in-place rents are below market.

- La Habra Marketplace's immediate area is surrounded by fairly dense residential development along the smaller feeder streets with commercial retail and office development predominant along the larger commercial streets such as Beach Boulevard and Imperial Highway. The immediate neighborhood is comprised of commercial development with dense sections of single and multifamily residential development located north of the subject. South of the property is the master-planned Westbridge development comprised of 400 luxury, single-family homes developed around the Westbridge at La Habra public golf course.

- The subject's trade area is densely populated. The population within the one-mile radius of La Habra Marketplace annually increased by 1% between 1990 and 2003, with a population of over 22,000 concentrated in 7,800 households having an average household income of over $65,000. An additional population growth of 8.4% is projected through 2008. The Subject further benefits from its location, being nearly 23 miles southeast of downtown Los Angeles. In all, La Habra Marketplace's central position affords it excellent trade area penetration.

- The Sponsors of the loan are Lindsay Parton, John Miller, Dieter Mees, Eric Sahn and John Capetta, who are repeat borrowers of Column Financial. The borrowers have extensive real estate experience and are owners of various commercial properties. The subject is managed by Parkstone Management Services, a full-service real estate company that specializes in development programming and project management. The company manages 32 properties throughout California, Nevada and Utah, with a total area of approximately 4.5 million SF. Approximately 3.5 million SF of these are retail properties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                              LA HABRA MARKETPLACE

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF
                    # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES     TOTAL RENTAL
     YEAR             ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------
       MTM               1            $  21.00             0.3%            0.3%              0.4%             0.4%
      2004               3            $  26.89             1.8%            2.1%              3.1%             3.5%
      2005               5            $  15.19             3.1%            5.2%              3.1%             6.6%
      2006              13            $  16.73            21.7%           26.9%             23.3%            29.8%
      2007               5            $  17.81             5.6%           32.5%              6.4%            36.2%
      2008               4            $  20.77             2.6%           35.1%              3.4%            39.6%
      2009               3            $  15.17             5.7%           40.8%              5.6%            45.2%
      2011               3            $  14.49            11.5%           52.3%             10.7%            55.8%
      2014               1            $  30.00             0.8%           53.1%              1.5%            57.4%
      2015               1            $  14.56            13.4%           66.5%             12.5%            69.8%
   GREATER THAN
 OR EQUAL TO 2017        4            $  14.49            32.5%           99.0%             30.2%           100.0%
     Vacant            N/A                 N/A             1.0%          100.0%              N/A             N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                VALLEY HILLS MALL

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $61,780,421

FIRST PAYMENT DATE:                             April 5, 2004

MORTGAGE INTEREST RATE:                         4.728% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  March 5, 2014

MATURITY/ARD BALANCE:                           $50,516,428

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $210

UPFRONT RESERVES:                               None

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve (2)   Yes

                                                Replacement Reserve (3)         Yes

                                                Rollover Reserve (4)            Yes

LOCKBOX:                                        Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Retail

PROPERTY SUB-TYPE:                              Anchored

LOCATION:                                       Hickory, NC

YEAR BUILT/RENOVATED:                           1978/2003

SQUARE FEET (5):                                293,670

OCCUPANCY AT U/W (6):                           92.5%

OWNERSHIP INTEREST:                             Fee

                                                                    % OF TOTAL      LEASE
MAJOR TENANTS:                                  NRSF                 NRSF (7)       EXPIRATION
--------------                                  ----                ----------      -----------
Sears (7)                                       177,869                 N/A             N/A
Belk (7)                                        164,387                 N/A             N/A
Dillard's (7)                                   160,000                 N/A             N/A
JC Penney (7)                                   109,260                 N/A             N/A

PROPERTY MANAGEMENT:                            Owner Managed

U/W NET CASH FLOW:                              $7,681,920

U/W DSCR:                                       1.98x

APPRAISED VALUE:                                $95,600,000

CUT-OFF DATE LTV RATIO (1):                     64.6%

MATURITY/ARD LTV RATIO:                         52.8%

(1)  Based on a June 2004 Cut-off Date.

(2) Upon the occurrence of a cash management trigger event (where an event of default has occurred and is continuing or the debt service coverage ratio is less than 1.35x for the 12 calendar months immediately preceding the date of determination), the borrower will make monthly deposits into the tax and insurance reserve fund in the amount of (i) one-twelfth of the annual real estate taxes, as estimated by the lender, and (ii) one-twelfth of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the insurance policies required under the loan documents; provided that the borrower will not be required to make deposits for insurance premiums if the borrower maintains blanket policies in accordance with the terms of the loan documents, the premiums for which have been prepaid for not less than one year.

(3) Upon the occurrence of a cash management trigger event, the borrower is required to deposit $4,895 per month into the replacement reserve fund. The borrower may cease making deposits into the replacement reserve fund when, and for long as, amounts on deposit therein equal or exceed $58,734.

(4) Upon the occurrence of a cash management trigger event, the borrower is required to deposit $20,796 per month into the rollover reserve fund. The borrower may cease making payments into the rollover reserve when, and for so long as, amounts on deposit therein equal or exceed $249,546.

(5)  905,186 square feet including anchor owned stores.

(6)  Occupancy at U/W is based on the February 5, 2004 rent roll.

(7)  Anchor owned.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                VALLEY HILLS MALL

                             ADDITIONAL INFORMATION

- The Valley Hills Mall Mortgage Loan is expected to be shadow rated BBB by S&P and A- by Fitch.

- Valley Hills Mall ("Valley Hills" or the "Mall") is a 905,186 SF (293,670 owned SF) regional mall conveniently located on Catawba Valley Boulevard and Highway 70, off I-40, a major North Carolina artery in Hickory, North Carolina. The property benefits from Hickory's prominence in the furniture industry, as over 500,000 tourists visit Hickory each year.

- Valley Hills comprises 611,516 SF of anchor-owned space and 293,670 SF of in-line, food court, owned outparcel and kiosk space. Valley Hills features 88 in-line tenants including Victoria's Secret (sales of $374/SF), The Body Shop (sales of $314/SF), Abercrombie and Fitch (sales of $246/SF), The Gap/Gap Kids (sales of $234/SF), and Express/Bath & Body Works (sales of $329/SF). All sales figures are for 2003.

- The Mall was acquired by General Growth Properties ("GGP") in 1997. The anchor line-up includes: Belk (164,387 SF - anchor owned), Dillard's (160,000 SF - anchor owned), Sears (177,869 SF - anchor owned) and JC Penney (109,260 SF - anchor owned). Subsequent to the GGP purchase, a significant expansion/renovation took place between 2000 and 2003 at an approximate cost of $30 million. The expansion included two new parking decks and the addition of a 10,000 SF food court, and two outparcel buildings. Additionally, new restrooms, a management area, a soft play area, four soft seating areas, a new customer service desk and closed circuit security system were also added. The entire interior was upgraded with new glass and mahogany railings and banisters, a new elevator, fresh paint and new carpets.

- The property acts as the focal point in the retail community, with the closest competitive property being located 25 miles to the east.

- The Mall is improved with two double-story parking structures with a combined parking capacity of over 3,800 parking spaces.

- Occupancy cost as a percentage of sales for comparable mall tenants under 10,000 SF is 13.5%, with 2003 in-line sales of $283/SF.

- Valley Hill's primary trade area has a radius of approximately 20 miles and a population of over 470,000, which is expected to increase at an annual rate of 1.22%. At the end of 2003, overall mall occupancy was 97.3%, up from 96.7% in 2002. In-line occupancy is currently 92%. With over 14,560 SF leased in 2004, the mall is continuing to experience strong leasing momentum and a high occupancy rate.

- The sponsor and manager of Valley Hills Mall is GGP, headquartered in Chicago, Illinois. GGP is a publicly traded REIT and has been in the shopping center business for nearly fifty years. It is the second largest regional mall REIT and owns, develops, operates, and/or manages over 170 regional shopping malls in 41 states totaling more than 150 million SF of retail space. GGP has the distinction of being the largest third-party manager for owners of regional malls in the U.S. GGP portfolio occupancy at the end of 2003 was stable at 91.3% with sales of $352 per SF. This compares to a national average of approximately $225/SF for all regional malls.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                VALLEY HILLS MALL

                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
       MTM              1             $  12.00          0.0%           0.0%            0.0%             0.0%
      2005              8             $  28.65          2.3%           2.3%            8.9%             8.9%
      2006             12             $  21.02          5.5%           7.8%           15.6%            24.5%
      2007              7             $  19.03          2.6%          10.5%            6.7%            31.2%
      2008              6             $  25.99          2.0%          12.4%            6.9%            38.1%
      2009             10             $  40.61          1.9%          14.4%           10.5%            48.6%
      2010              8             $  33.64          2.0%          16.4%            9.2%            57.8%
      2011             14             $  20.44          8.7%          25.1%           23.9%            81.6%
      2012              3             $  39.64          0.6%          25.7%            3.1%            84.8%
      2013             10             $  24.58          2.5%          28.1%            8.2%            93.0%
      2014              4             $  34.91          0.5%          28.7%            2.4%            95.4%
      2015              4             $  27.64          0.8%          29.4%            2.9%            98.3%
   GREATER THAN
 OR EQUAL TO 2016       1             $  22.45          0.6%          30.0%            1.7%           100.0%
       REA              4                  N/A         67.6%          97.6%            N/A              N/A
     Vacant           N/A                  N/A          2.4%         100.0%            N/A              N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  AIRPORT PLAZA

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $54,752,854

FIRST PAYMENT DATE:                             February 11, 2004

MORTGAGE INTEREST RATE:                         6.200% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  January 11, 2014

MATURITY/ARD BALANCE:                           $46,918,757

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $122

UPFRONT RESERVES:                               Engineering Reserve             $3,125

                                                Environmental Reserve (2)       $3,240,000

                                                Environmental Well Reserve (3)  $4,886,000

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Replacement Reserve             $5,962

                                                Rollover Reserve (4)            $13,889

LOCKBOX:                                        Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Retail

PROPERTY SUB-TYPE:                              Anchored

LOCATION:                                       Farmingdale, NY

YEAR BUILT/RENOVATED:                           1999/NA

SQUARE FEET:                                    447,154

OCCUPANCY AT U/W (5):                           98.6%

OWNERSHIP INTEREST:                             Fee

                                                                    % OF TOTAL      LEASE
MAJOR TENANTS:                                  NRSF                   NRSF         EXPIRATION
--------------                                  ----                ----------      ----------
Home Depot                                      116,790                26.1%         1/1/2030
Jillian's                                        60,000                13.4%         2/1/2010
CompUSA                                          30,175                 6.7%         10/1/2017

PROPERTY MANAGEMENT:                            Levcom Shopping Centers

U/W NET CASH FLOW:                              $5,558,726

U/W DSCR:                                       1.38x

APPRAISED VALUE:                                $81,000,000

CUT-OFF DATE LTV RATIO (1):                     67.6%

MATURITY/ARD LTV RATIO:                         57.9%

(1)  Based on a June 2004 Cut-off Date.

(2) At closing, the borrower was required to deposit $3,240,000 to be held as security for borrower's development and implementation of a groundwater extraction and treatment system.

(3) At closing, the borrower was required to deposit $4,886,000 to be held as security for the cost to create, install and complete a temporary granular activated carbon treatment system for certain water wells at the Airport Plaza Property.

(4)  Rollover Reserve is capped at $500,000.

(5)  Occupancy at U/W is based on the December 1, 2003 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  AIRPORT PLAZA

                             ADDITIONAL INFORMATION

- Airport Plaza is a 447,154 SF, anchored retail shopping center situated on approximately 56.5 acres at the intersection of Conklin Street and NY State Route 110 in Farmingdale, NY. The Plaza's location is adjacent to Republic Airport, one mile south of the Long Island Expressway, and less than one mile north of the Southern State Parkway.

- The Plaza comprises 407,154 SF of prime retail space and 40,000 SF of second-floor office space.

- The Plaza was the site of a renowned military aircraft manufacturer, Republic Aviation Corporation from 1931 to 1965. Fairchild Industries acquired the assets of Republic Aviation in 1965. In 1992, Fairchild began the demolition of the site in order to convert it to retail use, the total cost of which was $70 million. The first tenant of the renovated retail center, the Home Depot, opened in 1999.

- The Plaza is anchored by a Home Depot (116,790 SF; 26.1% of NRA; ground lease expiration 1/1/2030). Junior anchors at Airport Plaza include Jillian's (60,000 SF; 13.4% of NRA; expiring 2/1/2010), CompUSA (30,175 SF,
     6.8% of NRA; expiring 10/1/2017), Bed, Bath and Beyond (27,956 SF, 6.3% of NRA; expiring 12/1/2013), Border's Books (25,157 SF, 5.6% of GLA; expiring 5/1/2015) and Staples (23,526 SF, 5.3% of GLA; expiring 1/1/2014).

- Twenty-three in-line tenants occupy 34.8% of Airport Plaza, with sizes ranging from 1,550 SF to 16,000 SF. The current in-place average rental rate at Airport Plaza is below market. The junior anchors average rent at Airport Plaza is $15.88 per SF (excluding the Home Depot ground lease) compared to the average market rent of $17.00 per SF. The average inline rent for Airport Plaza is $18.93 per SF compared to a market average of $22.00.

- Airport Plaza has an upscale award-winning (Atlas International Design Award) "Airport" theme, incorporating large parking fields and broad access roads.

- Airport Plaza is adjacent to a 14-screen Multiplex Cinema, which has become one of Long Island's most successful theater complexes. Additionally, Airport Plaza's location in the heart of Long Island, with a ten-mile trade area population of 1 million people with an average income of $82,000 provides for a wealthy and diverse consumer base. The property is located within the Huntington/Babylon submarkets, which has a retail vacancy of 3.1% amongst its total square footage of 4.5 million.

- An adjacent parcel of land will be developed into a Stew Leonard's supermarket, a popular super farmer's market grocery concept. The store is scheduled to open in the summer of 2004, and is expected to bring additional heavy traffic to the property.

- The sponsor of the loan, Fairchild Corporation is a worldwide aerospace manufacturer and distribution supply chain services provider. The aerospace distribution segment stocks and distributes a wide variety of aircraft parts to commercial airlines and air cargo carriers, fixed-base operators, corporate aircraft operators and other aerospace companies. The real estate operations of Fairchild corporation owns Airport Plaza, a 102,000 SF building in Chatsworth, CA, and a 208,000 SF manufacturing facility in Fullerton, CA.

- Levcom Shopping Centers is the management company at the property. Peter Levine, the president of Levcom, has over 30 years of experience and is an expert in the building and development of shopping centers. Levcom has leased and managed 23 shopping centers totaling 4.2 million SF in eight states.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  AIRPORT PLAZA

                             LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %    RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING        ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
      2004              1            $  24.82           0.9%            0.9%             1.5%               1.5%
      2005              1            $  18.00           0.5%            1.3%             0.6%               2.1%
      2007              2            $  18.89           3.3%            4.6%             4.4%               6.5%
      2009              4            $  27.02           3.1%            7.8%             5.9%              12.4%
      2010              5            $  17.23          21.2%           29.0%            25.7%              38.1%
      2011              6            $  17.28          12.3%           41.3%            14.9%              53.0%
      2012              2            $   9.96           1.3%           42.5%             0.9%              53.9%
      2013              1            $  13.84           6.3%           48.8%             6.1%              60.0%
      2014              2            $  18.21           8.9%           57.7%            11.3%              71.3%
      2015              1            $  14.91           5.6%           63.3%             5.9%              77.2%
   GREATER THAN
 OR EQUAL TO 2017       4            $   9.20          35.2%           98.6%            22.8%             100.0%
     Vacant           N/A                 N/A           1.4%          100.0%             N/A                N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  ENERGY CENTRE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $53,679,644

FIRST PAYMENT DATE:                             January 11, 2004

MORTGAGE INTEREST RATE:                         5.690% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  December 11, 2013

MATURITY BALANCE:                               $45,379,396

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $70

UPFRONT RESERVES:                               Rollover Reserve                  $523,414

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve         Yes

                                                Replacement Reserve (2)           $9,526

                                                Rollover Reserve                  $31,752

LOCKBOX:                                        Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Office

PROPERTY SUB-TYPE:                              CBD

LOCATION:                                       New Orleans, LA

YEAR BUILT/RENOVATED:                           1984/2002

SQUARE FEET:                                    762,131

OCCUPANCY AT U/W (3):                           91.7%

OWNERSHIP INTEREST:                             Fee

                                                                   % OF
                                                                   TOTAL       LEASE
MAJOR TENANTS                                   NRSF               NRSF        EXPIRATION
-------------                                   ----               -----       ----------
Frilot, Partridge, Kohnke &                     77,336             10.1%       1/31/2013
Clements
Chaffe, McCall, Phillips, Toler                 72,879              9.6%       7/31/2008
and Sarpy
Montgomery Barnett                              49,330              6.5%       8/31/2011

PROPERTY MANAGEMENT:                            IPC Real Estate Management LLC

U/W NET CASH FLOW:                              $6,604,875

U/W DSCR:                                       1.76x

APPRAISED VALUE:                                $79,000,000

CUT-OFF DATE LTV RATIO (1):                     67.9%

MATURITY/ARD LTV RATIO:                         57.4%

(1)  Based on a June 2004 Cut-off Date.

(2)  Replacement Reserve is capped at $1,000,000.

(3)  Occupancy at U/W is based on the February 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  ENERGY CENTRE

                             ADDITIONAL INFORMATION

- The Energy Centre Mortgage Loan is expected to be shadow rated BBB- by S&P and BBB- by Fitch.

- The Energy Centre, one of New Orleans' landmark buildings, is a 39-story, Class-A office tower (total NRA 762,131 SF) situated in the heart of the Central Business District of New Orleans, Louisiana.

- The subject property is 92% occupied as of 2/1/2004, with some of the city's most prestigious law firms occupying several floors. The building's largest tenant, Frilot, Partridge, Kohnke & Clements, L.C. occupies 77,336 square feet (10.1% of NRA) at an average rate of $15.52 per square foot and a lease term through January 2013. The second largest tenant, Chaffe, McCall, Phillips, Toler and Sarpy, occupies 72,879 square feet (9.6% of
     NRA) at an average rate of $18.50 per square foot and has a lease term until July 2008. The third largest tenant, Montgomery Barnett, leases 49,330 square feet (6.5% of NRA) at an average rate of $16.50 per square foot and has a lease term that expires in August 2011.

- The subject is within walking distance of City Hall, civil district courts, the Louisiana Superdome, the French Quarter, a wide variety of retail shops and some of New Orleans' finest restaurants and hotels. Its location along Poydras Street, the city's most prestigious office corridor, offers excellent ingress/egress from New Orleans' extensive highway network with convenient access to I-10 and Route 90. In addition, the location allows easy access to New Orleans' other major office markets and suburban residential communities.

- Since January 2000, the previous owners spent approximately $12 million on capital improvements, which includes construction of a $9.6 million parking garage. Other renovated items include elevators, fire systems, lighting, carpets, lobby, roof and corridors. With six levels of parking in the office tower itself and the adjoining parking garage that was completed in 2002, the building boasts one of the highest parking ratios in the New Orleans CBD (1.28/1,000 SF).

- Building features include a large lobby located on the first floor and a parking garage located on floors two through seven. The office tower is on top of a seven-story pedestal with a large landscaped outdoor walkout sky-terrace on the eighth floor. The lobby extends into an open, triangular area displaying a six-story stainless steel sculpture. Building amenities include a lobby receptionist/security desk, concierge, a sundries store and a shoeshine stand and 22 elevators.

- The New Orleans CBD represents the largest office market in the city, with total inventory of approximately 14.0 million square feet. Since 1995, absorption has been positive in all but one year (2001) resulting in more than 1.0 million square feet of total net absorption. REIS reports a fourth Quarter 2003 occupancy rate of 86% for the city overall, while the Class A buildings in the CBD specifically are reporting an average occupancy of approximately 90%. Also, REIS reported an average asking rental rate of $15.82 per square foot for Class A space in the New Orleans CBD as of the fourth Quarter 2003. Rents at the subject property range from $3.00 to $25.54 per square foot, with an average of $15.76 per square foot.

- IPC New Orleans I, LLC, the borrower, is a Canadian-based real estate investment trust formed by Paul Reichmann in 1998. The Reichmann family was the original developer of such prestigious developments as the World Financial Center in New York and Canary Wharf in London. The REIT was formed by acquisition opportunities in the mid-size cities of Louisville, Kentucky and Wichita, Kansas. The REIT's focus is the acquisition, management, leasing and redevelopment of office and retail properties. IPC is a repeat client of Column Financial, Inc., having closed over $100 million of financings on properties similar to the subject.

- IPC Real Estate Management LLC, a related entity of the borrower and subsidiary of the sponsor, manages the subject property. IPC US is an owner and manager of over 7.4 million square feet of office and commercial real estate in the United States, with over 500 tenants in its existing portfolio.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                  ENERGY CENTRE

                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
       MTM              9            $  17.56          3.1%           3.1%            3.8%             3.8%
      2004              6            $  16.21          2.4%           5.5%            2.7%             6.5%
      2005             18            $  15.06         12.0%          17.5%           12.5%            18.9%
      2006             14            $  14.56          5.3%          22.8%            5.4%            24.3%
      2007             10            $  14.27          9.3%          32.1%            9.2%            33.5%
      2008             15            $  16.70         17.8%          49.9%           20.6%            54.1%
      2009              9            $  14.48          4.5%          54.4%            4.5%            58.6%
      2010              5            $  16.26          5.5%          59.9%            6.2%            64.8%
      2011              7            $  16.15         11.9%          71.8%           13.3%            78.1%
      2012              5            $  15.93          9.0%          80.8%            9.9%            88.0%
      2013              6            $  15.52         10.1%          91.0%           10.9%            98.9%
   GREATER THAN
 OR EQUAL TO 2016       1            $  21.80          0.7%          91.7%            1.1%           100.0%
     Vacant           N/A                 N/A          8.3%         100.0%            N/A              N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                             PARKCREST AT THE LAKES

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $25,020,000

FIRST PAYMENT DATE (2):                         June 1, 2004

MORTGAGE INTEREST RATE:                         5.010% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  May 1, 2011

MATURITY/ARD BALANCE:                           $23,079,130

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 80
(PAYMENTS)                                      Open: 4

LOAN PER UNIT (1):                              $69,500

UPFRONT RESERVES:                               None

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Replacement Reserve             $6,000

LOCKBOX:                                        Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Multifamily

PROPERTY SUB-TYPE:                              Conventional

LOCATION:                                       Fort Myers, FL

YEAR BUILT/RENOVATED:                           2000/NA

UNITS:                                          360

OCCUPANCY AT U/W (3):                           93.0%

OWNERSHIP INTEREST:                             Fee

PROPERTY MANAGEMENT:                            Naples Realty Group, LLC

U/W NET CASH FLOW:                              $1,937,579

U/W DSCR:                                       1.20x

APPRAISED VALUE:                                $31,400,000

CUT-OFF DATE LTV RATIO (1):                     79.7%

MATURITY/ARD LTV RATIO:                         73.5%

(1)  Based on a June 2004 Cut-off Date.

(2) The ParkCrest At The Lakes Loan is interest only for the first two (2) years of its term, up to and including May 1, 2006.

(3)  Occupancy at U/W is based on the March 26, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                             PARKCREST AT THE LAKES

                             ADDITIONAL INFORMATION

- ParkCrest at the Lakes, constructed in 2000, is a 360-unit, Class-A multifamily complex located in Fort Myers, FL. The subject is comprised of 17 two- and three-story garden style apartment buildings situated on 36 acres. The unit mix consists of 140 one-bedroom units, 140 two-bedroom units and 80 three-bedroom units. Project amenities include a community building with fitness center, recreation room, business center, swimming pool and spa, racquetball court, two tennis courts and a children's playground. The complex offers 900 parking spaces, including 88 garages. Each unit has an alarm system, built-in entertainment center, ceiling fans, walk-in closet, screened-in patio or balcony and a washer/dryer connection. All kitchens are equipped with a frost-free refrigerator, oven/range, dishwasher, and disposal.

- Average rents at the property are $888 per month, which equates to $0.87 per SF per month.

- The subject property is located in Fort Myers, Florida in the heart of Southwest Florida. Fort Myers is convenient to most major metropolitan areas in the state, Tampa-St. Petersburg is located 100 miles north, Miami-Ft. Lauderdale-West Palm Beach is approximately 125 miles east, and Orlando is 150 miles northeast. Fort Myers (Lee County) contains over 50 miles of coastline along the Gulf of Mexico and is home to the resort destinations of Fort Myers Beach, Sanibel and Captiva Islands. The subject property is located approximately eight miles south of downtown Fort Myers and situated in an area containing a combination of retail shopping centers, professional office buildings, a self-storage facility, and the Lee County Sports Complex (spring training home of the Minnesota Twins.)

- Population and household growth in the Fort Myers MSA has historically exceeded both the state and national growth rates. The U.S. Census Bureau reports that the population within the Fort Myers MSA grew approximately 31.6% from 1990 to 2000. Over the same period, the state of Florida's population increased 23.5%, while the national population grew 13.2%. Population and household growth within the Fort Myers MSA is projected to continue its rapid pace, with growth forecasted at 12.8% and 14.1%, respectively, between 2003 and 2008. The population in the subject's immediate sub-market (within five miles) is estimated at 73,680. Since 1990, the sub-market's population has increased by 49.2% and is forecast to grow 13.3% over the next five years.

- The Fort Myers (Lee County) multifamily market has held relatively steady throughout 2002 and 2003. According to the 3rd quarter 2003 Market Report from Triad Research & Consulting, Inc., the Fort Myers (Lee County) apartment market exhibited an occupancy rate of 94.4% versus 94.7% in 2002.

- The sponsor, Alan T. Schiffman is the Managing Member of Naples Realty Group, LLC. Naples Realty Group, LLC was formed in 1984 and the members have over 60 years collective experience in the development, operation and management of residential properties. Naples Realty Group, LLC currently owns and manages 1,873 residential units in Pennsylvania and Florida, as well as three office buildings totaling 1,217,000 SF in Pennsylvania. Naples Realty Group, LLC is responsible for the management of the subject property.

- Key Real Estate Equity Capital, Inc. (the "Investor") has a preferred equity investment in F.M. Properties I, LLC, a Florida limited liability company (the "Member"), which owns 99% of the membership interests in the borrower and 100% of the membership interests in FMP I, LLC (managing member of the borrower). Investor has contributed $4,528,885 of capital to the borrower in exchange for membership interests in Member and a pledge of the managing membership interest of Fort Myers Property Investments Co., LLC, a Florida limited liability company ("Fort Co.") in Member. Pursuant to the operating agreement of Member, Investor is entitled to certain cash distributions in consideration for its cash contribution. If Investor does not receive those cash distributions in accordance with the terms of the operating agreement, Investor may (i) remove Fort Co. as managing member and become the new managing member of Member, (ii) exercise an option to put its interests in Member and cause Fort Co. to purchase all interests of Member; or (iii) foreclose on the pledged interest and become the sole member of Member. Any claims of the Investor to payments, distributions or other amounts payable pursuant to the operating agreement are subordinate to payments due under the ParkCrest At The Lakes Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                30 SOUTH MERIDIAN

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $23,391,847

FIRST PAYMENT DATE:                             February 11, 2004

MORTGAGE INTEREST RATE:                         6.090% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  January 11, 2014

MATURITY BALANCE:                               $19,983,242

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $78

UPFRONT RESERVES:                               None

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Rollover Reserve (2)            $25,000

                                                Replacement Reserve             $3,729

                                                Lease Termination Reserve (3)

LOCKBOX:                                        Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Office

PROPERTY SUB-TYPE:                              CBD

LOCATION:                                       Indianapolis, IN

YEAR BUILT/RENOVATED:                           1929/1997

SQUARE FEET:                                    298,341

OCCUPANCY AT U/W (4):                           96.7%

OWNERSHIP INTEREST:                             Fee

                                                                  % OF
                                                                  TOTAL       LEASE
MAJOR TENANTS                                   NRSF               NRSF       EXPIRATION
-------------                                   ----              -----       ----------
Eli Lilly and Company                           99,542            33.4%       12/31/2011
City Securities Corporation                     33,155            11.1%       10/31/2014
Lumina Foundation for Education                 27,534             9.2%       3/24/2012

PROPERTY MANAGEMENT:                            KMI Management, LLC

U/W NET CASH FLOW:                              $2,546,570

U/W DSCR:                                       1.49x

APPRAISED VALUE:                                $30,300,000

CUT-OFF DATE LTV RATIO (1):                     77.2%

MATURITY/ARD LTV RATIO:                         66.0%

(1)  Based on a June 2004 Cut-off Date.

(2) The borrower may cease making deposits into the rollover reserve when, and for so long as, amounts on deposit therein equal or exceed $1,200,000; provided, however, upon the occurrence of a Cash Trap Period (as such is more particularly defined in the Prospectus Supplement) the borrower will be required to continue making deposits into the rollover reserve regardless of the balance on deposit therein. Upon the termination of a Cash Trap Period and the 30 South Meridian Property's achieving a debt service coverage ratio of 1.25x for two (2) consecutive calendar months, funds on deposit in the rollover reserve in excess of $900,000 will, so long as no event of default has occurred under the related loan documents, be disbursed to the borrower. The borrower will then be required to continue making monthly payments to the rollover reserve and, thereafter at such time as the balance of the rollover reserve equals or exceeds $1,200,000, the borrower may again cease making deposits therein, for so long as amounts on deposit therein equal or exceed $1,200,000.

(3) Any payments for early lease termination shall be deposited into the lease termination reserve.

(4)  Occupancy at U/W is based on the January 1, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                30 SOUTH MERIDIAN

                             ADDITIONAL INFORMATION

- 30 South Meridian is a Class A office building containing 298,341 rentable square feet located in the Central Business District of Indianapolis, Indiana.

- The subject property is 97% occupied as of 1/1/2004. Five investment grade credit-rated tenants, Eli Lilly (S&P: AA-), the State of Indiana Department of Financial Institutions (Moody's: Aa2), LaSalle Bank (S&P: A+), Indiana Housing Finance Authority (Moody's: Aa3) and Rockwell International (S&P:
     A-) occupy 50% of the building's net rentable area. The largest tenant, Eli Lilly, occupies 99,542 square feet (33% of NRA) with a lease expiring at the end of 2011.

- The subject building enjoys an excellent location at 30 South Meridian Street, which is only one block south of Monument Circle. The property is centrally located within the ten-block area known as Mile Square, which is the business and historic heart of Indianapolis and contains the city's tallest structures. In addition, the property has outstanding proximity to the Indianapolis Convention Center, the RCA Dome, the Indiana State Capitol, the Indiana Government Center, and many other attractions including hotels, office buildings and retail uses.

- The subject property improvements are comprised of an eight-story north tower that was constructed in 1905 and expanded in 1914, and a twelve-story south tower that was constructed from 1928 to 1929 and expanded in 1946. The first four floors of the north tower are occupied by Parisian and are not part of the collateral for this loan. All of the south tower and floors five through eight of the north tower are a part of the collateral for the loan. Floors five through eight of the north and south tower are connected. The south tower has a basement that houses a small garage with 25 covered parking spaces, and a sub-basement, which is used for storage. The subject property's tenants also have use of 750 parking spaces at the Union Station Parking Garage, located two blocks south of the property.

- The building was extensively renovated at a cost of $35 million in 1997. Building amenities include a large conference center, a computer center and a fully equipped fitness center. Additionally, the subject building is attached to the Circle Center Mall and the Indianapolis Skywalk, which connects to many downtown hotels and office buildings. Due to the extensive renovation performed in 1997, the building is in good condition with no environmental concerns or immediate repairs required.

- The population of the Indianapolis MSA experienced a healthy growth rate of 16.4% between 1990 and 2000, which exceeded the nation's growth rate of 13.1% for the same period. The subject property is in the Central sub-market, which contains approximately 10,886,000 square feet of office space in 81 properties. The vacancy rate for office space in the sub-market was 17.3% as of 12/31/2003. The gross asking rental rates for office space in the sub-market average $18.39 per square foot, which is above the subject's average of $17.34 per square foot.

-    The sponsors are Thomas K. McGowan, Alvin E. Kite, and his two sons, John
     A. Kite and Paul W. Kite. This group forms the senior management team of the Kite Companies, a full-service real estate firm headquartered in Indianapolis. The company was founded in 1960 and currently employs approximately 400 people. The Kite Companies has been involved in the acquisition, development and/or management of more than 15 million square feet of commercial space.

- KMI Management, LLC, a borrower related entity, manages the subject property. The Kite Companies currently manages over 1.8 million square feet of office, commercial and retail space, primarily located in Indiana.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                                30 SOUTH MERIDIAN

                             LEASE ROLLOVER SCHEDULE

                                                                      % OF TOTAL BASE   CUMULATIVE % OF
        # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
 YEAR     ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
-------------------------------------------------------------------------------------------------------
 2004         1            $   8.18          0.1%           0.1%           0.0%              0.0%
 2007         3            $  15.21          6.1%           6.2%           5.6%              5.6%
 2008         1            $  20.08          2.7%           8.9%           3.2%              8.8%
 2010         1            $  20.25          3.0%          11.8%           3.6%             12.4%
 2011         1            $  16.50         33.4%          45.2%          33.0%             45.4%
 2012         2            $  15.94         12.4%          57.6%          11.9%             57.2%
 2013         4            $  18.08         14.2%          71.9%          15.4%             72.7%
 2014         1            $  19.95         11.1%          83.0%          13.3%             85.9%
 2015         3            $  17.11         13.7%          96.7%          14.1%            100.0%
Vacant      N/A                 N/A          3.3%         100.0%           N/A               N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                            CENTER OF BONITA SPRINGS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $22,892,304

FIRST PAYMENT DATE:                             February 11, 2004

MORTGAGE INTEREST RATE:                         6.010% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  January 11, 2014

MATURITY/ARD BALANCE:                           $19,512,280

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 116
(PAYMENTS)                                      Open: 4

LOAN PER SF (1):                                $74

UPFRONT RESERVES:                               Engineering Reserve             $565,000

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Replacement Reserve             $3,545

                                                Rollover Reserve                $5,833

                                                K-Mart Reserve (2)              Yes

                                                Publix Reserve (2)              Yes

                                                Beall's Reserve (2)             Yes

LOCKBOX:                                        Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Single Asset

PROPERTY TYPE:                                  Retail

PROPERTY SUB-TYPE:                              Anchored

LOCATION:                                       Bonita Springs, FL

YEAR BUILT/RENOVATED:                           1989/1994

SQUARE FEET:                                    307,658

OCCUPANCY AT U/W (3):                           98.0%

OWNERSHIP INTEREST:                             Fee

                                                              % OF TOTAL         LEASE
MAJOR TENANTS:                                  NRSF             NRSF            EXPIRATION
--------------                                  ----          ----------         -----------
K-Mart                                          86,479           28.1%           5/31/2013
Publix Super Market                             56,000           18.2%           11/21/2008
Beall's Department Stores                       35,500           11.5%           4/14/2008

PROPERTY MANAGEMENT:                            Main Street Management Services, Inc.

U/W NET CASH FLOW:                              $2,363,004

U/W DSCR:                                       1.43x

APPRAISED VALUE:                                $32,000,000

CUT-OFF DATE LTV RATIO (1):                     71.5%

MATURITY/ARD LTV RATIO:                         61.0%

(1)  Based on a June 2004 Cut-off Date.

(2) Following the occurrence and during the continuance of a Leaseup Cash Trap Event (i.e. either a K-Mart Cash Trap Period, a Publix Cash Trap Period or a Beall's Cash Trap Period (as such is more particularly defined in the Prospectus Supplement)), any excess amounts remaining after the allocation of the amounts on deposit therein to the monthly debt service payment and various reserves will be deposited into the K-Mart Reserve, Publix Reserve or Beall's Reserve, as applicable, and used solely for tenant improvements and leasing commissions to retain or replace K-Mart, Publix or Beall's, as applicable, and not for the retenanting of any other space at the Center of Bonita Springs Property.

(3)  Occupancy at U/W is based on the December 1, 2003 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                            CENTER OF BONITA SPRINGS

                             ADDITIONAL INFORMATION

- Center of Bonita Springs consists of five retail shopping center buildings with a total of 307,658 square feet of net rentable area. This single story, multi-tenanted retail property is located in the town of Bonita Springs, Florida.

- Robert Miller, the guarantor, purchased the land for the Center of Bonita Springs in 1985, constructed the improvements in 1987 and 1988, and added an 11,862 square foot out-parcel in 1994. The first phase of the improvements was the Publix building (97,941 square feet). The second phase of construction was the Beall's building (38,340 square feet). The third major phase of construction was the K-Mart building (126,356 square feet). The Publix, Beall's and K-Mart building were all constructed in 1989. The total land purchase, development and construction costs were $18 million.

- The property is located in Lee County. It is situated on the northwest corner of US Highway 41 and Route 865. This intersection is considered to be the "bulls-eye" corner in Bonita Springs with traffic counts in excess of 115,000 vehicles per day.

- The Bonita Springs retail market is 92.5% occupied based on 13.1 million SF of space.

- The subject property is 98% occupied as of 12/1/2003 with three anchors totaling 177,979 square feet (58% of NRA and approximately 43% of gross income) and 44 in-line tenants comprising 99,284 square feet. There is also a 24,142 square foot Bank of America out-parcel that operates on a ground lease that expires in 2038. The property's largest anchor tenant is K-Mart (86,479 SF or 28% of NRA) with sales of $181 per square foot from June 2002 to May 2003. The second largest tenant is Publix Super Markets (56,000 SF or 18% of NRA) with sales of $583 per square foot from June 2002 to May 2003. The third largest tenant and anchor at the property is Beall's Department Stores (35,500 SF or 12% of NRA) with sales of $212 per square foot in 2002.

- The 44 in-line tenants range in space from 675 square feet to 9,865 square feet with an average of 2,256 square feet. The base rents for the in-line tenants range from $10.14 per square foot to $24.74 per square foot with an average rent of $16.07 per square foot. This compares favorably with the average rent of $19.14 per square foot for competing properties.

- The submarket is considered to be a bedroom community for Naples and Fort Myers. The average wage in the Naples area increased by 33% between 1995 and 2000. The combined population in Naples, Fort Myers and Bonita Springs is 101,981. The town of Bonita Springs has a median household income of $43,469.

- According to the U.S. Census Bureau, Lee County ranks in the top 20 as one of the fastest growing metro areas in the United States.

- Center of Bonita Springs, Inc., the borrowing entity, is a Florida corporation owned by Robert Miller (50%) and MLR Holdings (50%). Robert Miller is the sole shareholder of MLR Holdings. Robert Miller has a net worth of approximately $150 million as of 9/9/2003.

- Main Street Management Services, Inc., the Center of Bonita Springs' property management company, has been in the retail property management business since 1982. Founded by Robert Miller, Main Street Management Services, Inc. is a full-service commercial real estate firm. The company offers sales, leasing, asset and property management, disposition, and various other services. Its portfolio of managed properties in Florida encompasses over 1 million square feet of retail space spread out among three different properties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                            CENTER OF BONITA SPRINGS

                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE   CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
       MTM              2             $  13.96          2.1%           2.1%            3.3%              3.3%
      2004              7             $  17.48          3.1%           5.1%            6.1%              9.4%
      2005             15             $  16.16         12.0%          17.1%           22.1%             31.5%
      2006             14             $  16.94          9.1%          26.2%           17.5%             49.1%
      2007              1             $  23.89          0.5%          26.7%            1.3%             50.3%
      2008              6             $   7.06         34.9%          61.5%           28.1%             78.4%
      2013              2             $   5.87         28.6%          90.1%           19.1%             97.5%
   GREATER THAN
 OR EQUAL TO 2017       1             $   2.75          7.8%          98.0%            2.5%            100.0%
     Vacant           N/A                  N/A          2.0%         100.0%            N/A               N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                               NORTHLAND PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):             $22,444,824

FIRST PAYMENT DATE:                             December 11, 2003

MORTGAGE INTEREST RATE:                         6.020% per annum

AMORTIZATION TERM:                              360 months

MATURITY DATE:                                  November 11, 2013

MATURITY/ARD BALANCE:                           $19,172,729

INTEREST CALCULATION:                           Actual/360

CALL PROTECTION:                                Lockout/Defeasance: 113
(PAYMENTS)                                      Open: 7

LOAN PER UNIT (1):                              $24,611

UPFRONT RESERVES:                               Engineering Reserve             $260,000

                                                Renovations Reserve (2)         $291,250

ONGOING RESERVES - MONTHLY:                     Tax and Insurance Reserve       Yes

                                                Replacement Reserve             $19,000

LOCKBOX:                                        Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                         Portfolio of three (3) assets

PROPERTY TYPE:                                  Multifamily

PROPERTY SUB-TYPE:                              Conventional

LOCATION:                                       Various

YEAR BUILT/RENOVATED:                           Various

UNITS:                                          912

OCCUPANCY AT U/W:                               Various

OWNERSHIP INTEREST:                             Fee

PROPERTY MANAGEMENT:                            Northland Investment Corporation

U/W NET CASH FLOW:                              $2,592,668

U/W DSCR:                                       1.59x

APPRAISED VALUE:                                $29,900,000

CUT-OFF DATE LTV RATIO (1):                     75.1%

MATURITY/ARD LTV RATIO:                         64.1%

(1)  Based on a June 2004 Cut-off Date.

(2) The scheduled renovations reserve was established at closing to perform specified scheduled renovations at two of the Northland Portfolio Properties.

                              PORTFOLIO INFORMATION

                                                                                  ORIGINAL ALLOCATED
                   YEAR BUILT/                                                          LOAN              APPRAISED
PROPERTY NAME    YEAR RENOVATED        LOCATION         UNITS   OCCUPANCY AT U/W       BALANCE              VALUE
-------------    --------------        --------         -----   ----------------       -------              -----
The Brittany       1984 / 1997       Melbourne, FL       210        89% (3)          $  9,600,000      $  12,950,000
The Park           1972 / 1996       Charlotte, NC       454        85% (4)          $  7,992,590      $  10,650,000
The Bay Club       1980 / 2001    Corpus Christi, TX     248        94% (5)          $  5,000,000      $   6,300,000

(3)  Occupancy at U/W is based on the December 16, 2003 rent roll.

(4)  Occupancy at U/W is based on the December 22, 2003 rent roll.

(5)  Occupancy at U/W is based on the December 17, 2003 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                               NORTHLAND PORTFOLIO

                             ADDITIONAL INFORMATION

- The Northland Portfolio consists of three multifamily properties with a total of 912 units. The loan secured by the three properties is cross-collateralized and cross-defaulted.

     - The Brittany is a 210-unit garden style multifamily property located in Melbourne, Brevard County, Florida. Built in 1984 and renovated in 1997, the complex is comprised of 192 two-bedroom and 18 three-bedroom units. The subject is located along the south side of Eau Gallie Boulevard, approximately 0.5 miles from A-1-A, a beachfront roadway in Melbourne, Florida. The apartment units are located in eight three-story apartment buildings. Site improvements include 442 parking spaces, asphalt paved driveways, concrete sidewalks, exterior lighting, and mature landscaping. Amenities include a lake, a clubhouse with party room and kitchen, an in-ground swimming pool, a tennis court, a beach volleyball court, a car wash facility, and a lot that includes a small clubhouse, sliding boards and a swing set. The property is 89% occupied as of 12/16/2003. The subject neighborhood is in the stable stage of its life cycle with no large tracts of land available for new development. As of year-end 2002 Brevard County had a population of 494,102, an increase of 1.8% from the 2001 population and consistent with the annual average population growth of 1.8% over the past ten years.

     - The Park is a 454-unit garden style multifamily property located along the west side of Eastway Road in the southeastern portion of Charlotte, Mecklenburg County, North Carolina. The subject is comprised of 98 one-bedroom, 270 two-bedroom, and 86 three-bedroom apartment units in 29 two-story buildings. The collateral was completed in 1972 and renovated in 1996. Complex amenities include two in-ground swimming pools, a clubhouse with kitchen and laundry room, a playground, a soccer field, a volleyball court, and an on-site leasing office with a kitchen. The property is 85% occupied as of 12/22/2003. The neighborhood is an older, established area that is considered in the mature, stable stage of its life cycle. To the north, south, and east of the subject property are single-family homes while commercial and retail uses are concentrated to the west. The area is convenient to shopping, employment, schools, and recreation. The majority of multifamily construction in the neighborhood was completed in the 1960s and 1970s. According to the U.S. Census there are an estimated 230,363 people residing in 93,095 households within a five-mile radius from the subject. By 2007, the population in this area is projected to increase to 240,017.

     - The Bay Club is a 248-unit garden style multifamily property located in Corpus Christi, Nueces County, Texas. The property was built in 1980 and renovated in 2001. The complex is comprised of 160 one-bedroom and 88 two-bedroom units located in 31 two-story apartment buildings and one single-story clubhouse. The eastern boundary of the subject property is Oso Bay on the Gulf of Mexico, which provides beautiful views and amenities to its tenants. Amenities include controlled access gates, a swimming pool, a wading pool, a clubhouse with rental office, a basketball court, a beach volleyball court, two tennis courts, and laundry facilities. There is also a waterfront gazebo. The property is 94% occupied as of 12/17/2003. The tenant mix is comprised of young adults, middle-aged residents and family tenants. The typical tenant profile is blue-collar, white-collar or military. The area's economy is deeply rooted in petrochemical and military-related employment. The petrochemical industry provides an estimated 50,000 jobs while various military stations employ more than 17,700 military and civilian personnel. Within a five-mile radius of the complex, there are an estimated 66,776 residents in 25,840 households.

- Southeast Brittany/Bayclub, Limited Partnership, owns the Brittany and the Bay Club. Northland The Park, LLC owns The Park. Northland Investment Corporation ultimately owns both borrowing entities. Founded in 1970, Northland Investment Corporation is a privately held, fully integrated real estate operating company focused on the acquisition, development, operation, and long-term ownership of multifamily and commercial real estate throughout the United States.

- Northland Investment Corporation, a related entity of the borrower, manages the property. Since its inception, Northland has acquired, developed and managed over 20 million square feet of commercial and multifamily real estate throughout the United States. The firm currently owns and manages 56 properties, encompassing approximately 12 million square feet in eight states.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2004-C2          COLLATERAL AND STRUCTURAL TERM SHEET          MAY 14, 2004

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT              PHONE           FAX            E-MAIL

Ken Rivkin           212.538.8737    212.743.4762   ken.rivkin@csfb.com
MANAGING DIRECTOR

Barry Polen          212.325.3295    212.325.9807   barry.polen@csfb.com
DIRECTOR

Chris Anderson       212.325.3295    212.743.4790   chris.anderson@csfb.com
DIRECTOR

Matt Borstein        212.325.3295    212.325.8104   matt.borstein@csfb.com
VICE PRESIDENT

Derek Barcelona      212.325.3295    212.743.5830   derek.barcelona@csfb.com
VICE PRESIDENT

Jason Fruchtman      212.325.3295    212.743.4827   jason.fruchtman@csfb.com
ASSOCIATE

Martin Gilligan      212.325.3295    212.743.4618   martin.gilligan@csfb.com
ASSOCIATE

Jeffrey Fleming      212.325.3295    212.743.4940   jeffrey.fleming@csfb.com
ASSOCIATE

                               STRUCTURED FINANCE

CONTACT              PHONE          FAX             E-MAIL

Jeffrey Altabef      212.325.5584   212.743.5227    jeffrey.altabef@csfb.com
MANAGING DIRECTOR

Reese Mason          212.325.8661   212.743.5227    reese.mason@csfb.com
DIRECTOR

Lisa Lee             212.538.9174   212.743.4943    lisa.lee@csfb.com
ASSOCIATE

Senay Dawit          212.538.8734   212.743.4760    senay.dawit@csfb.com
ANALYST

Michael Zampetti     212.325.3926   212.743.4820    michael.zampetti@csfb.com
ANALYST

Pascal Schneidinger  212.538.6714   212.743.4891    pascal.schneidinger@csfb.com
ANALYST

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc., and WaMu Capital Corp. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.